Oppenheimer
Aggressive Growth Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29, 2005

                                         Oppenheimer Aggressive Growth Fund/VA
                                         is a mutual fund that seeks capital
                                         appreciation by investing in "growth
                                         type" companies. It currently
                                         emphasizes investments in stocks of
                                         mid-cap companies.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
As with all mutual funds, the            reference about your account.
Securities
and Exchange Commission has not
approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete.
It is a criminal offense to represent
otherwise.
                                         (OppenheimerFunds logo)

Contents

            About the Fund
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            The  Fund's   Investment   Objective  and   Principal   Investment
            Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
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            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks capital appreciation by investing in "growth type" companies.

What Does the Fund Mainly Invest In?  The Fund invests mainly in equity securities, such as common stocks and can invest in other equity securities, such as preferred stocks and securities convertible into common stocks. The
Fund emphasizes investments in companies believed by the investment manager,
OppenheimerFunds, Inc. (the "Manager") to have significant growth potential.
Growth companies can include established companies entering a growth cycle in their business, as well as newer companies. The Fund can invest in securities of issuers of all market capitalization ranges, but currently focuses on stocks of "mid-cap" issuers (currently those issuers between $2 billion and
$11.5 billion). The Fund can invest in domestic and foreign companies, although most of its investments are in stocks of U.S. companies.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or
Sell?  The Fund's portfolio manager looks for high-growth companies using a
"bottom-up" stock selection process.  The "bottom-up" approach focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends.  The stock selection process includes analysis of other business and economic factors that might contribute to the company's stock appreciation.

      The portfolio manager also looks for companies with revenues growing at above-average rates that might support and sustain above-average earnings, and companies whose revenue growth is primarily driven by strength in unit volume sales.  While this process and the inter-relationship of the factors used may change over time, and its implementation may vary in particular cases, the portfolio manager currently searches primarily for stocks of companies having the following characteristics:
o     what the portfolio manager believes to be a high rate of sustainable earnings growth;

o     undiscovered and undervalued emerging growth characteristics;
o     innovative management and strong leadership positions in unique market niches; and/or
o     an expectation of better-than-anticipated earnings or positive earnings forecasts.

      If the portfolio manager discerns a slowdown in the company's internal revenue growth or earnings growth or a negative movement in the company's fundamental economic condition, they will consider selling that stock if there are other investment alternatives that offer what they believe to be better appreciation possibilities.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term.  Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund focusing on common stock investments.  The Fund does not seek current income and it is not designed for investors needing assured levels of current income or preservation of capital. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk.  The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.

      However, changes in the overall market prices of securities can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments primarily in common stocks and other equity securities for capital appreciation, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the
Fund's net asset values per share, which will fluctuate as the values of the
Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. Securities in the Fund's portfolio may not increase as much as the market as a whole.
Growth stocks may at times be favored by the market and at other times may be out of favor. Some securities may be inactively traded, and therefore, may not be readily bought or sold. Although some growth stocks may appreciate quickly, investors should not expect that investments of the Fund will appreciate rapidly. Some investments should be expected to decline in value.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests primarily in securities of mid-cap companies but may also invest in small and large-size companies. Small and mid-cap companies may have more volatile stock prices than large companies.

|X|   Industry and Sector Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.  To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry.

|X|   Risks of Growth Stocks.  Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, stock markets can be volatile, and the prices of the
Fund's shares can go up and down substantially.  The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. The Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains.  In the short-term the
Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that focus on large-cap stocks or both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5, and 10 years, or life of the class, compare to a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart,  the highest  return (not  annualized)
for a  calendar  quarter  was  45.84%  (4th  Q'99) and the  lowest  return  (not annualized) for a calendar quarter was -31.01% (4th Q'00).

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Average Annual Total
Returns for the periods                         5 Years            10 Years
ended December 31, 2004       1 Year       (or life of class  (or life of class
                                                if less)           if less)
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Oppenheimer Aggressive

Growth Fund/VA                19.78%             -7.90%             9.30%
Non-Service Shares
(inception date:

8/15/86)
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S&P 500 Index                 10.87%             -2.30%             12.07%

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Oppenheimer Aggressive

Growth Fund/VA Service        19.43%            -13.77%1             N/A
Shares (inception date:

10/16/00)
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1. Since Class inception (10/16/00)

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market.  The index performance includes the reinvestment of income but does not reflect fees, expenses, or transaction costs. Also, the Fund may have investments that vary from the index.
The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                     Non-Service Shares      Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                            0.67%                  0.67%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution  and Service  (12b-1)          N/A                   0.25%
Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                             0.02%                  0.07%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses            0.69%                  0.99%

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Expenses  may vary in future  years.  "Other  expenses"  in the table  include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing  agent  fees to 0.35% per  fiscal  year,  for both classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2004,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
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Non-Service Shares             $71         $221        $385         $861

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Service Shares                 $101        $317        $550        $1,219

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About the Fund's Investments

The Fund's Principle Investment Policies and Risks.  The allocation of the
Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

|X|   Stock Investments. The Fund invests in securities issued by companies that the Manager believes have growth potential. Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, healthcare, industrials, biotechnology, computer software, and new consumer products. Growth companies may be providing new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time. Stocks of growth companies are selected for the Fund's portfolio because the Manager believes the price of the stock will increase in value over time.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      The Fund does not limit its investments to issuers in a particular market capitalization range or ranges, although it currently focuses on mid-cap issuers. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large-cap issuers tend to be less volatile than the prices of mid-cap and small-cap companies in the short term, but these large-cap companies may not afford the same growth opportunities as mid-cap and small-cap companies.

|X|   Cyclical Opportunities.  The Fund might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential.  For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities.  The Fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market or economic movements or events affecting particular issuers or industries, or invest in companies that deliver more consistent growth in economic downturns.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can also use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Other Equity Securities.  While the Fund emphasizes investments in common stocks, it can also buy preferred stocks, warrants and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature, and in that case their rating has less impact on the Manager's investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to credit risk (the risk that the issuer will not make timely payments in interest and principal) and interest rate risk (the risk that the value of the security will fall if interest rates rise).  If the Fund buys convertible securities (or other debt securities), it will focus primarily on investment-grade securities which pose less credit risk than lower-grade debt securities.

|X|   Investing in Small, Unseasoned Companies.  The Fund can invest without limit in small, unseasoned companies.  These are companies that have been in operation less than three years, including the operations of any predecessors.  These securities may have limited liquidity, which means that the Fund may not be able to value them accurately or to sell them at an acceptable price.  Their prices may be very volatile, especially in the short-term.

|X|   Foreign Investing.  The Fund can buy securities in any country, including developed countries and emerging markets.  The Fund limits its investments in foreign securities to not more than 25% of its net assets, and it normally does not expect to invest substantial amounts of its assets in foreign stocks.

|X|   Special Risks of Foreign Investing.  While foreign securities offer special investment opportunities, there are also special risks.  The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.  The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.
Securities in underdeveloped countries may be more difficult to sell and their prices may be more volatile than securities of issuers in developed markets. These risks could cause the prices of foreign securities to fall and therefore could depress the Fund's prices.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments.  In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value.  The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks.  If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to.  As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful.  As a result, the Fund's share prices could fall.  Certain derivative investments held by the Fund might be illiquid.

|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments."  The Fund does not currently use hedging extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      Options trading involves the payment of premiums and there are also special risks in particular hedging strategies.  For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Repurchase Agreements.  The Fund can enter into repurchase
agreements.  In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

|X|   Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies.  Generally, they would be cash equivalents (such as commercial paper) money market instruments, short-term debt securities, U.S. Government securities, or repurchase agreements.  They could include other investment-grade debt securities.  The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund share or portfolio securities or to meet anticipated redemptions of Fund shares.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

|X|   Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of the portfolio securities holdings in Statement of Investments under Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager.  The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January, 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.67% of the Fund's average annual net assets for each class of shares.

|X|   Portfolio Manager. The Fund's portfolio is managed by John O'Hare.  Mr.
O'Hare has been the person primarily responsible for the day-to-day management of the Fund's portfolio since October 2003.  Mr. O'Hare has been a
Vice President of the Manager since September 2003 and is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.  Prior to joining the Manager, Mr. O'Hare was an Executive Vice President and
Portfolio Manager from June 2000 through August 2003 and Portfolio Manager and Senior Vice President from August 1997 through June 2000 at Geneva
Capital Management, Ltd., an investment advisor.  The Statement of Additional
Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------

     Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the
Fund or its Transfer Agent.

------------------------------------------------------------------------------

At What Price Are Shares Sold?  Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The
Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan. The impact of the expenses of the Plan on Service shares is described below.  The class of shares that are not subject to a Plan has no class "name" designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. EST). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

     All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance the past ten fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     36.71     $     29.23     $     40.72     $     70.77     $     82.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 (.15) 1         (.15)           (.10)            .23             .53
Net realized and unrealized gain (loss)                      7.41            7.63          (11.16)         (21.38)          (8.59)
                                                      ------------------------------------------------------------------------------
Total from investment operations                             7.26            7.48          (11.26)         (21.15)          (8.06)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --              --            (.23)           (.54)             --
Distributions from net realized gain                           --              --              --           (8.36)          (3.48)
                                                      ------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders           --              --            (.23)          (8.90)          (3.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     43.97     $     36.71     $     29.23     $     40.72     $     70.77
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          19.78%          25.59%         (27.79)%        (31.27)%        (11.24)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 1,209,459     $ 1,113,743     $   979,919     $ 1,621,550     $ 2,595,101
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 1,124,874     $ 1,041,584     $ 1,240,435     $ 1,898,088     $ 2,978,465
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                (0.39)%         (0.43)%         (0.29)%          0.47%           0.65%
Total expenses                                               0.69% 4         0.70% 4         0.68% 4         0.68% 4         0.64% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        53%            154%             54%            134%             39%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

            13 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                      2004            2003            2002            2001          2000 1
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   36.54     $     29.13     $     40.70     $     70.77     $     97.75
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 (.27) 2           -- 3           .16             .19             .20
Net realized and unrealized gain (loss)                      7.37            7.41          (11.53)         (21.36)         (27.18)
                                                        ---------------------------------------------------------------------------
Total from investment operations                             7.10            7.41          (11.37)         (21.17)         (26.98)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --              --            (.20)           (.54)             --
Distributions from net realized gain                           --              --              --           (8.36)             --
                                                        ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders           --              --            (.20)          (8.90)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   43.64     $     36.54     $     29.13     $     40.70     $     70.77
                                                        ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                          19.43%          25.44%         (28.05)%        (31.31)%        (27.60)%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $  24,151     $    11,698     $       144     $        54     $         1
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  17,579     $     3,858     $        72     $        31     $         1
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                (0.68)%         (0.72)%         (0.56)%          0.09%           1.14%
Total expenses                                               0.99%           0.95%           1.55%           0.83%           0.64%
Expenses after payments and waivers and reduction
to custodian expenses                                         N/A 6           N/A 6          0.98%            N/A 6           N/A 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        53%            154%             54%            134%             39%

1. For the period from October 16, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Aggressive Growth Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy:

By Telephone
---------------------------------------------------------------------------

Call OppenheimerFunds Services toll-free: 1.800.981.2871

---------------------------------------------------------------------------

By Mail
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

Information about the Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108               [logo] OppenheimerFunds

PR0620.001.0405

Distributor, Inc.
Printed on recycled paper.

                         Appendix to Prospectus of
                   Oppenheimer Aggressive Growth Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer
Aggressive Growth Fund/VA (the "Fund") under the heading "Annual Total
Return (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in non-service shares of the Fund for each of the 10 most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                   Annual Total Returns
-----                   --------------------

12/31/95                32.52%
12/31/96                20.23%
12/31/97                11.67%
12/31/98                12.36%
12/31/99                83.60%
12/31/00               -11.24%
12/31/01               -31.27%
12/31/02               -27.79%
12/31/03                25.59%
12/31/04                19.78%

Oppenheimer
Balanced Fund/VA
A series of Oppenheimer Variable
Account Funds                            Oppenheimer Balanced Fund/VA is a
                                         mutual fund that seeks a high total
Prospectus dated April 29, 2005          investment return, which includes
                                         current income and capital
                                         appreciation in the value of its
                                         shares.  The Fund allocates its
                                         investments among common stocks, debt
                                         securities, and "money market"
                                         instruments.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.
                                               This Prospectus contains
                                         important information about the Fund's
As with all mutual funds, the            objective, its investment policies,
Securities                               strategies and risks.  Please read
and Exchange Commission has not          this Prospectus (and your insurance
approved or disapproved the Fund's       product prospectus) carefully before
securities nor has it determined that    you invest and keep them for future
this Prospectus is accurate or           reference about your account.
complete.
It is a criminal offense to represent
otherwise.
                                          (OppenheimerFunds logo)

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

------------------------------------------------------------------------------
What Is the Fund's Investment Objective? The Fund seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
------------------------------------------------------------------------------

What Does the Fund Mainly Invest In?  The Fund's investment Manager,
OppenheimerFunds, Inc., uses a variety of different types of securities and investment strategies to seek the Fund's objective:
o     equity securities, such as common stocks, preferred stocks and securities convertible into common stock, of issuers in the U.S. and foreign countries,
o     debt securities, such as bonds and notes issued by domestic and foreign companies (which can include lower-grade, high-yield securities), securities issued or guaranteed by the U.S. government and its agencies and instrumentalities including mortgage-related securities
        (these are referred to as "U.S. government securities"), and debt obligations of foreign governments, and
o     money market instruments, which are debt obligations that have a maturity of 13 months or less, including short-term U.S. government securities, corporate and bank debt obligations and commercial paper.

      These investments are more fully explained in "About the Fund's
Investments", below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or
Sell? In selecting securities for the Fund, the Fund's portfolio managers use different investment styles to carry out an asset allocation strategy that seeks broad diversification across asset classes. They normally maintain a balanced mix of equity securities and debt securities (including money market instruments), although the Fund is not required to weight the portfolio holdings in a fixed proportion.  Therefore, the portfolio's mix of equity securities, debt securities and money market instruments will change over time.

      The debt securities in the portfolio normally include a mix of U.S.
government securities, agency debentures, mortgage backed securities, corporate debt, and asset backed securities to achieve a balance between total return and current income. The relative amounts of those types of debt securities in the portfolio will change over time, because those sectors of the bond markets generally react differently to changing economic environments.

      The portfolio managers employ both "growth" and "value" styles in selecting equity securities.  They use fundamental analysis of a company's financial statements and management structure, analysis of the company's operations and product development, as well as the industry of which the issuer is part. Value investing seeks issuers that are temporarily out of favor or undervalued in the market by various measures, such as the stock's price/earnings ratio. Growth investing seeks issuers that the Manager believes have possibilities for increases in their stock prices because of strong earnings growth compared to the market, the development of new products or services or other favorable economic factors.

Who Is the Fund Designed For?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high total return from their investment over the long term, from a fund employing a variety of investments and investment styles in a diversified portfolio. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks and foreign securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income, and the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that the value of your investment could be eroded over time by the effects of inflation and that poor security selection by the
Manager will cause the Fund to underperform other funds having similar objectives.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. The value of the Fund's portfolio therefore will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large companies and also small and medium-size companies, which may have more volatile stock prices than large companies.

      |X| Risks of Foreign Investing.  The Fund can buy securities issued by companies or governments in any country, including developed and underdeveloped countries.  Although there are no limits on the amounts it can invest in foreign securities, normally the Fund does not expect to invest more than 35% of its total assets in foreign securities.

      While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.
The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.  The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S.
or abroad, or other political and economic factors.  These risks could cause the prices of foreign securities to fall and therefore could depress the
Fund's share prices.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value may help deter those activities.

      |_| Special Risks of Emerging Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than securities of issuers in the U.S. and other developed countries and may be very speculative.

      |X| Credit Risk. Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |_| Special Risks of Lower-Grade Securities.  Because the Fund can
invest in securities below investment-grade to seek high income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities (commonly called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share price and the income it earns.

      To the extent that a fund invests significantly in high yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

      |X| Interest Rate Risks.  The values of debt securities, including U.S.
government securities prior to maturity, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount.  The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share price can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |X| Prepayment Risk.  Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest rates fall) and the issuer of a security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Fund might have to reinvest the proceeds of prepaid securities in new securities offering lower yields.  Additionally, the Fund can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose the portion of its principal investment represented by the premium the Fund paid.

      If interest rates rise rapidly, prepayments might occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.

      |X| There Are Special Risks in Using Derivative Investments. The Fund
can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, CMOs, and structured notes are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share price.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share.  Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      In the short term, domestic and foreign stock markets can be volatile, and the price of the Fund's shares will go up and down in response to those changes. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but debt securities are subject to credit and interest rate risks. The Fund may be less volatile than funds that focus only on stock investments, but has more risks than funds that focus solely on investment grade bonds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or life of class, compare to a broad-based market index. The
Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 12.53% (2nd Q `03) and the lowest return (not annualized) for a calendar quarter was -10.96% (3rd Q `01).

---------------------------------------------------------------------------------
                                                         5 Years      10 Years
Average Annual Total Returns for the                   (or life of  (or life of
periods ended December 31, 2004                          class if     class if
                                             1 Year       less)        less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA Non-Service

Shares                                       10.10%       6.05%        10.14%
(inception date: 2/9/87)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

S&P 500 Index                                10.87%       -2.30%      12.07%1

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Lehman Bros. Aggregate Bond Index            4.34%        7.71%        7.72%1

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA Service

Shares                                       9.79%        8.39%         N/A
(inception date: 5/1/02)

---------------------------------------------------------------------------------

1.    From 12/31/94.

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of U.S. equity securities that is a measure of the general domestic stock market. The Fund also compares its performance to the Lehman Brothers
Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. The index performance includes the reinvestment of income but does not reflect fees, expenses, or transaction costs. Also, the Fund may have investments that vary from the indices.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.72%                   0.72%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution     and     Service           None                   0.25%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.02%                   0.05%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.74%                   1.02%

--------------------------------------------------------------------------------
Expenses  may vary in future  years.  "Other  expenses"  in the table  include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing  agent  fees to 0.35% per  fiscal  year,  for both classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2004,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $76         $237        $413         $922

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $105        $326        $566        $1,254

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. At times the Fund may focus more on investing for capital appreciation with less emphasis on income. At other times, for example when stock markets are less stable, the Fund may increase the relative emphasis of its portfolio in income-seeking investments, such as bonds and money market instruments.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      In seeking broad diversification of the Fund's portfolio over asset classes, issuers and economies, the portfolio managers consider overall and relative economic conditions in U.S. and foreign markets. They seek broad diversification by investing in different countries to help moderate the special risks of investing in foreign securities and lower-grade, high-yield debt securities. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

      |X| Stock and Other Equity Investments. The Fund can invest in equity securities of issuers that may be of small, medium or large size, to seek capital growth. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Although some convertible securities are a type of debt security, the Manager considers some of those convertible securities to be "equity equivalents" because of the conversion feature.  In that case, their rating has less impact on the investment decision than in the case of other debt securities. The Fund invests in securities issued by domestic or foreign companies that the Manager believes have appreciation potential or that are undervalued.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities, and stocks of companies with smaller capitalization have greater risk of volatility than stocks of larger companies. The Fund limits its investments in securities of small, unseasoned issuers to not more than 5% of its net assets.

      |X| Debt Securities. The Fund can also invest in debt securities, such as U.S. government securities, foreign government securities, and foreign and domestic corporate bonds, notes and debentures, for their income possibilities.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned a rating by the Manager. The Fund's investments may be investment grade or below investment grade in credit quality. The Manager does not rely solely on ratings by rating organizations in selecting debt securities, but evaluates business and economic factors affecting an issuer as well.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies and can include "Brady Bonds."  Those are U.S.
dollar-denominated debt securities collateralized by zero-coupon U.S.
Treasury securities.  They are typically issued by governments of emerging market countries and are considered speculative securities with higher risks of default.  The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      |X| U.S. Government Securities.  The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as
"instrumentalities."  These are referred to as "U.S. government securities"
in this Prospectus.  They can include collateralized mortgage obligations
(CMOs) and other mortgage-related securities.  Mortgage-related securities are subject to additional risks of unanticipated changes in the rate of payment of the underlying mortgages, which can affect the income stream to the Fund from those securities as well as their values.

      |X| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to 10 years), and Treasury bonds (having maturities of more than 10 years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayment of principal.  The Fund can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").  Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

      |_| Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities.  These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie
Maes").  Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie
Macs").  These have relatively little credit risk.

      |_| Mortgage-Related U.S. Government Securities. The Fund can buy
interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Fund's yield.

      When interest rates rise rapidly and if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share price.

      |X| Private-Issuer Mortgage-Backed Securities. The Fund can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these would include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above), although in some cases they may be supported by insurance or guarantees.

      |X| High-Yield, Lower-Grade Debt Securities. The Fund can invest without limit in lower-grade, high-yield debt securities, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes and, asset-backed securities, among others, to seek current income.
These securities are sometimes called "junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating
Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D"
or which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade,"
they have some speculative characteristics.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general high-yield lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities.  There may be less of a market for them and therefore they may
be harder to sell at an acceptable price.  The special risks these securities are subject to mean that the Fund may not achieve the expected income from them and that the Fund's net asset value per share may be affected by declines in value of these securities.

      |X| Money Market Instruments.  The Fund can invest in money market instruments, which are debt obligations having a remaining maturity of 13 months or less.  They include short-term certificates of deposit, bankers'
acceptances, commercial paper (including variable amount master demand notes), U.S. government obligations, and other debt instruments (including bonds) issued by corporations.  These securities may have variable or floating interest rates.  The Fund's investments in commercial paper in general will be limited to paper in the top two rating categories of Standard
& Poor's, Moody's or other national rating organizations.

      |X| Credit Derivatives. The Fund may enter into credit default swaps, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.
The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event (for example, the security fails to timely pay interest or principal), the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap, also known as "buying credit protection") or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note, also known as "selling credit protection"). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where the Fund took a short position in the swap and there has been a credit event.

      |X| Foreign Investing.  The Fund typically invests a portion of its assets in foreign debt securities. The Fund can buy debt securities issued by foreign governments or companies.  The Fund can buy securities of governments and companies in under-developed and developed markets.  However, the Fund may not invest more than 10% of its net assets in the securities of governments and companies in emerging markets.  Debt securities issued or guaranteed by a foreign government or its agencies might not be backed by the
"full faith and credit" of the government.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.  However, the Fund may not invest more than 20% of its net assets in foreign debt securities.  The Fund will buy and sell foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      |X| Loans and Portfolio Securities. The Fund has entered into a
Securities Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with
Fund's Securities Lending Guidelines, adopted by the Fund's Board of
Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

      |X| Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the
Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the
Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

      |X| Bank Loan Participation Agreements. The Fund can invest in bank loan participation agreements. They provide the Fund an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan.  In evaluating the risk of these investments, the Manager looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.  Not more than 5% of the Fund's net assets can be invested in participation interests of any one borrower.

      |X| Repurchase Agreements.  The Fund can enter into repurchase
agreements.  In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government and private company debt securities the Fund buys are zero-coupon bonds that pay no interest.  They are issued at a substantial discount from their face value.  "Stripped" securities are the separate income or principal components of a debt security.  Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.
      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities.  The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X| Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments whose payments of principal or interest payments are linked to the value of an index (such as a currency or securities index) or commodity, including financial commodities. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments.  In the broadest sense, exchange-traded options, futures contracts, mortgage-related securities and other hedging instruments the Fund can use may be considered "derivative investments."  In addition to using hedging instruments, the Fund may use other derivative investments because they offer the potential for increased income and principal value.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected.  Certain derivative investments held by the
Fund may be illiquid.

      |X| Hedging. The Fund can buy and sell futures contracts, forward contracts and put and call options, including options on futures and broadly-based securities indices.  These are all referred to as "hedging instruments."  The Fund is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes.  It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates.  Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

      Options trading involves the payment of premiums and there are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Short-Term Debt Securities. The Fund can buy high-quality,
short-term money market instruments, including obligations of the U.S.
Government and its agencies, short-term corporate debt obligations, bank certificates of deposit and bankers' acceptances, and commercial paper, which are short-term, negotiable promissory notes of companies.

      |X| Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its total assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S.
government securities and repurchase agreements.  The Fund might also hold these types of securities pending the investment of proceeds from the sale of
Fund shares or portfolio securities or to meet anticipated redemptions of
Fund shares.  To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.72% of the Fund's average annual net assets for each class of shares.

      |X| Portfolio Managers.  The Fund's portfolio is managed by Emmanuel
Ferreira, Christopher Leavy, Angelo Manioudakis and a team of investment professionals including Benjamin J. Gord, Geoffrey Caan, Charles Moon and
Antulio Bomfim who are primarily responsible for the day-to-day management of the Fund's investments.  Messrs. Ferreira, Leavy and Manioudakis have been portfolio managers of the Fund since 2003.

      Mr. Ferreira has been a Vice President of the Manager since January
2003 and is a portfolio manager and officer of other portfolios in the
OppenheimerFunds complex.  He was formerly Portfolio Manager at Lashire
Investments from July 1999 through December 2002.

      Mr. Leavy has been a Senior Vice President of the Manager since
September 2000 and is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.  Mr. Leavy was a portfolio manager at Morgan
Stanley Dean Witter Investment Management from 1997 through September 2000.

      Since April 2002, the Fund's fixed-income component has been managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord,
Charles Moon, Geoffrey Caan, and Antulio Bomfim. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Fund. Mr. Manioudakis has been a Senior Vice
President of the Manager and of HarbourView Asset Management Corporation
since April 2002.  He has been a Senior Vice President of OFI Institutional
Asset Management, Inc. since June 2002.  He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.  Mr. Manioudakis was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from August 1993 through
April 2002.

      Mr. Gord has been a portfolio manager of the Fund since 2003 and a Vice
President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Gord was an Executive
Director and a senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through
March 2002.

      Mr. Caan has been a portfolio manager of the Fund since 2003 and a Vice
President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice
President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a
Vice President of Zurich Scudder Investments from January 1999 through June
2002.

      Mr. Moon has been a portfolio manager of the Fund since 2003 and a Vice
President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Moon was an Executive
Director and a portfolio manager at Miller Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from June 1999 through March 2002.

      Mr. Bomfim has been a portfolio manager of the Fund since 2003 and a
Vice President of the Manager since October 2003.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System
from June 1992 to October 2003.

      The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

|X|   Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this
Prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

The Board has adopted valuation  procedures for the Fund and has delegated the day-to-day  responsibility  for fair  value  determinations  to the  Manager's
Valuation  Committee.  Fair value determinations by the Manager are subject to review,  approval and ratification by the Board at its next scheduled  meeting after the fair  valuations  are  determined.  In determining  whether  current market prices are readily  available and  reliable,  the Manager  monitors the information it receives in the ordinary  course of its  investment  management responsibilities  for  significant  events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the  securities  of an issuer on an  exchange  during the  trading  day) or events affecting  securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Fund uses fair value pricing procedures  to  reflect  what the  Manager  and the Board  believe  to be more accurate  values for its portfolio  securities,  although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers only two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class "name"
designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $       15.92     $    13.16     $    15.40     $    16.55     $    17.46
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .26 1          .27            .50            .53            .72
Net realized and unrealized gain (loss)                         1.33           2.90          (2.02)          (.19)           .38
                                                       ----------------------------------------------------------------------------
Total from investment operations                                1.59           3.17          (1.52)           .34           1.10
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.16)          (.41)          (.51)          (.64)          (.82)
Distributions from net realized gain                              --             --           (.21)          (.85)         (1.19)
                                                       ----------------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (.16)          (.41)          (.72)         (1.49)         (2.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $       17.35     $    15.92     $    13.16     $    15.40     $    16.55
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                             10.10%         24.96%        (10.40)%         2.22%          6.44%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $     547,290     $  533,710     $  458,848     $  593,033     $  589,298
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $     528,655     $  475,389     $  517,516     $  599,324     $  566,724
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                           1.59%          1.82%          3.31%          3.42%          4.36%
Total expenses                                                  0.74% 4        0.76% 4        0.74% 4        0.76% 4        0.76% 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           68% 5         248%            42%            30%            42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$1,460,076,994 and $1,473,590,963, respectively.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                       2004           2003        2002 1
--------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     15.87     $    13.14     $   14.51
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .23 2          .39           .13
Net realized and unrealized gain (loss)                       1.31           2.74         (1.50)
                                                       -------------------------------------------
Total from investment operations                              1.54           3.13         (1.37)
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.15)          (.40)           --
Distributions from net realized gain                            --             --            --
                                                       -------------------------------------------
Total dividends and/or distributions to shareholders          (.15)          (.40)           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     17.26     $    15.87     $   13.14
                                                       ===========================================

--------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            9.79%         24.69%        (9.44)%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    59,650     $   25,302     $   2,306
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $    39,851     $    9,908     $   1,037
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                         1.41%          1.37%         3.30%
Total expenses                                                1.02% 5        1.01% 5       0.99% 5
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Portfolio turnover rate                                         68% 6         248%           42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$1,460,076,994 and $1,473,590,963, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Balanced Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

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By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871

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By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270

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On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                [logo]  OppenheimerFunds
                                                        Distributor, Inc.
The Fund's SEC File No.: 811-4108
PR0670.001.0405
Printed on recycled paper

                          Appendix to Prospectus of
                         Oppenheimer Balanced Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Balanced
Fund/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended       Annual Total Returns
-----       --------------------

12/31/95          21.36%
12/31/96          15.50%
12/31/97          17.22%
12/31/98          6.66%
12/31/99          11.80%
12/31/00          6.44%
12/31/01          2.22%
12/31/02          -10.40%
12/31/03          24.96%
12/31/04          10.10%

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Oppenheimer
Capital Appreciation Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29, 2005

                                         Oppenheimer Capital Appreciation
                                         Fund/VA is a mutual fund that seeks
                                         capital appreciation by investing in
                                         securities of well-known, established
                                         companies.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future

As with all mutual funds, the            reference about your account.
Securities
and Exchange Commission has not
approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete.

It is a criminal offense to represent
otherwise.
                                                     (OppenheimerFunds logo)

Contents

            About the Fund
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            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks capital appreciation by investing in securities of well-known, established companies.

What Does the Fund Mainly Invest In? The Fund invests mainly in common stocks of "growth companies." These may be established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. The Fund currently focuses mainly on mid-cap and large-cap domestic companies, but can buy foreign stocks as well.

How Does the Portfolio Manager Decide What Securities to Buy or Sell?  The
Fund's portfolio manager looks primarily for growth companies that she believes have reasonably priced stock in relation to overall stock market valuations. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:
o     companies with above-average growth potential,
o     stocks with reasonable valuations relative to their growth potential,
o     companies with the potential for positive earnings surprises, or
o     growth rates that the portfolio  manager  believes are sustainable  over time.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital appreciation in their investment over the long term, from investments in common stocks of well-known companies.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments.  Since the Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk.  The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

      Changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market conditions, market prices of securities and in response to other economic events.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests primarily in common stocks of U. S. companies, the value of the
Fund's portfolio will be affected by changes in the stock markets.  Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other.
Securities in the Fund's portfolio may not increase as much as the market as a whole.  Growth stocks may at times be favored by the market and at other times may be out of favor.  Some securities may be inactively traded, and therefore, may not be readily bought or sold.  Although some growth stocks may appreciate quickly, investors should not expect the Fund's investments to act in this manner. The Fund is designed for long-term capital appreciation.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests mainly in securities of large companies, but can also invest in small and medium-size companies, which may have more volatile stock prices than large companies.

|X|   Industry and Sector Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.  To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry.

|X|   Risks of Growth Stocks.  Stocks of growth companies may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth fails to increase as expected, the stock price of a growth company may decline sharply.

|X|   Risks of Foreign Investing. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other economic or political factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, stock markets can be volatile, and the prices of the
Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to a great extent to help cushion the Fund's share prices from stock market volatility, except for defensive purposes.
Because it focuses on larger companies, the Fund generally may be less volatile than funds focusing on investments in small-cap stocks, but the Fund may have greater risk of volatility than funds that invest in both stocks and fixed income securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of class, compare to a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 28.49% (4th Q'99) and the lowest return (not annualized) for a calendar quarter was -20.45% (3rd Q'01).

---------------------------------------------------------------------------------
Average Annual Total

Returns for the periods                          5 Years           10 Years
ended                            1 Year     (or life of class     (or life of
----------------------------                     if less)       class if less)

December 31, 2004
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Oppenheimer Capital

Appreciation Fund/VA             6.93%            -2.23%            13.02%
Non-Service Shares

(inception date: 4/3/85)
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S&P 500 Index                    10.87%           -2.30%            12.07%

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Oppenheimer Capital

Appreciation Fund/VA             6.62%            4.99%*              N/A
Service Shares (inception

date: 9/18/01)
---------------------------------------------------------------------------------

*Since inception (9/18/01).

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market.
The index performance includes the reinvestment of income but does not reflect fees, expenses, or transaction costs. Also, the Fund's investments vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                      Non-Service Shares      Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                              0.64%                 0.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution  and  Service  (12b-1)           N/A                  0.25%
Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                               0.02%                 0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses              0.66%                 0.91%

--------------------------------------------------------------------------------

Expenses  may vary in future  years.  "Other  expenses"  in the table  include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing  agent  fees to 0.35% per  fiscal  year,  for both classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2004,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $68         $212        $369         $825

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Service Shares                 $93         $291        $506        $1,125

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About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The allocation of the
Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased and by attempting to limit valuation risk by being price sensitive. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      However, changes in the overall market prices of securities can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   Stock Investments. The Manager looks for stocks of companies that have growth potential. Growth companies may be developing new products or services or may be expanding into new markets for their products. They may be more established companies entering a growth cycle. The Fund's investments are not limited to issuers in a specific capitalization range, such as large-cap or small-cap companies, and the Fund can invest in issuers in all capitalization ranges. Market capitalization refers to the market value of all of a company's issued and outstanding stock. Currently, the Fund's stock investments are focused on mid-cap and large-cap issuers, but that emphasis can change over time. Because the stocks of companies that have smaller market capitalizations tend to be more volatile, to the extent that the Fund holds small-cap stocks, its share prices may fluctuate more and the risks of loss are greater.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      Less established growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.
Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for a protracted period. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over time.

|X|   Cyclical Opportunities.  The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential.  For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities.  The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

|X|   Foreign Securities. The Fund can buy foreign equity and debt securities. It would buy debt securities primarily for liquidity or defensive purposes, including debt securities issued by foreign companies or by foreign governments and their agencies. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

Special Portfolio Diversification Requirements.  To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares.  The Fund's investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some are designed to help reduce overall investment or market risks.

|X|   Other Equity Securities.  While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. The Manager considers convertible securities to be "equity equivalents" because of the conversion feature and in those cases their rating has less impact on the Manager's investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that prices of the securities will be affected inversely by changes in prevailing interest rates).  If the Fund buys convertible securities (or other debt securities), it will focus primarily on investment-grade securities which pose less credit risk than lower-grade debt securities.

|X|   Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments.  The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use certain derivative investments because they offer the potential for increased value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments."  The Fund does not currently use hedging extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      Options trading involves the payment of premiums and there are also special risks in particular hedging strategies.  For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. For cash management purposes, the
Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities.
These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

      Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. The Financial Highlights table at the end of this
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January, 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

      |X| Advisory Fees.  Under the Investment Advisory Agreement, the Fund
pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.64% of the Fund's average annual net assets for each class of shares.

      |X| Portfolio Manager.  The Fund's portfolio is managed by Jane
Putnam.  Ms. Putnam has been the person primarily responsible for the day-to-day management of the Fund's portfolio since 1994.  Ms. Putnam has been a Vice President of the Manager since June 1994 and is a portfolio manager of other portfolios in the OppenheimerFunds complex.  The Statement of Additional Information provides additional information about the Portfolio
Manager's compensation, other accounts she manages and her ownership of Fund shares.

      |X| Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
      o  The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
     Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the
Fund or its Transfer Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold?  Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The
Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

      |X| Classes of Shares. The Fund has four classes of shares authorized.
The Fund offers only two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class "name"
designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day, at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. EST). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order).  Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis.  Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares.  You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,                  2004           2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     34.70    $     26.62     $     36.58     $     46.63     $     49.84
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .35 1          .12             .11             .18             .27
Net realized and unrealized gain (loss)                       2.05           8.07           (9.89)          (5.86)            .02
                                                       -----------------------------------------------------------------------------
Total from investment operations                              2.40           8.19           (9.78)          (5.68)            .29
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.11)          (.11)           (.18)           (.27)           (.06)
Distributions from net realized gain                            --             --              --           (4.10)          (3.44)
                                                       -----------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.11)          (.11)           (.18)          (4.37)          (3.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     36.99    $     34.70     $     26.62     $     36.58     $     46.63
                                                       =============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                            6.93%         30.94%         (26.86)%        (12.58)%         (0.23)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 1,770,273    $ 1,715,240     $ 1,338,769     $ 1,975,345     $ 2,095,803
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 1,708,511    $ 1,468,297     $ 1,630,430     $ 2,000,314     $ 1,922,099
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         0.99%          0.39%           0.35%           0.51%           0.66%
Total expenses                                                0.66% 4        0.67% 4         0.66% 4         0.68% 4         0.67% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         44%            48%             32%             45%             38%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES   YEAR ENDED DECEMBER 31,                      2004          2003             2002        2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     34.53    $    26.53      $     36.56       $ 31.66
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .29 2         .08              .20            -- 3
Net realized and unrealized gain (loss)                       1.99          8.02           (10.05)         4.90
                                                       -----------------------------------------------------------
Total from investment operations                              2.28          8.10            (9.85)         4.90
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.08)         (.10)            (.18)           --
Distributions from net realized gain                            --            --               --            --
                                                       -----------------------------------------------------------
Total dividends and/or distributions to shareholders          (.08)         (.10)            (.18)           --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     36.73    $    34.53      $     26.53       $ 36.56
                                                       ===========================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                            6.62%        30.69%          (27.09)%       15.51%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   248,649    $  119,699      $    18,260       $    90
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   184,273    $   48,178      $     6,263       $    16
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                         0.85%         0.14%            0.26%         0.11%
Total expenses                                                0.91% 6       0.94% 6          0.81% 6,7     0.81% 6
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         44%           48%              32%           45%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Capital Appreciation Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy:

By Telephone

Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108                   (OppenheimerFunds logo)

OppenheimerFunds
PR0610.001.0405
Distributor, Inc.
Printed on recycled paper

                         Appendix to Prospectus of
                 Oppenheimer Capital Appreciation Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic  material  included in the Prospectus of Oppenheimer  Capital
Appreciation  Fund/VA (the "Fund")  under the heading  "Annual Total Return
(as of 12/31 each year)":

     A bar chart will be included in the  Prospectus of the Fund  depicting
the  annual  total  returns  of  a  hypothetical   $10,000   investment  in
non-service  shares  of the Fund for  each of the 10 most  recent  calendar years,  without deducting  separate account  expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended            Annual Total Returns
-----            --------------------

12/31/95         36.66%
12/31/96         25.20%
12/31/97         26.69%
12/31/98         24.00%
12/31/99         41.66%
12/31/00        -0.23%
12/31/01        -12.58%
12/31/02        -26.86%
12/31/03         30.94%
12/31/04          6.93%

Oppenheimer
Core Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29,           Oppenheimer Core Bond Fund/VA is a mutual
2005                           fund that seeks a high level of current income
                               as its primary goal. As a secondary goal, the
                               Fund seeks capital appreciation when consistent
                               with its goal of high current income. The Fund
                               invests mainly in investment grade debt
                               securities. Prior to April 29, 2005, the Fund's
                               name was Oppenheimer Bond Fund/VA.
                                     Shares of the Fund are sold only as the
                               underlying investment for variable life
                               insurance policies, variable annuity contracts
                               and other insurance company separate accounts.
                               A prospectus for the insurance product you have
                               selected accompanies this Prospectus and
                               explains how to select shares of the Fund as an
                               investment under that insurance product and
                               whether you are only eligible to purchase
                               Service shares of the Fund.
                                     This Prospectus contains important
                               information about the Fund's objective, its
As with all mutual funds, the  investment policies, strategies and risks.
Securities and Exchange        Please read this Prospectus (and your insurance
Commission has not approved    product prospectus) carefully before you invest
or disapproved the Fund's      and keep them for future reference about your
securities nor has it          account.
determined that this
Prospectus is accurate or
complete. It is a criminal
offense to represent
otherwise.

                                                    (OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Are the Fund's Investment Objectives? The Fund's main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

What Does the Fund Mainly Invest In? As a non-fundamental policy (which will not be changed without providing 60 days notice to Fund shareholders), under normal market conditions, the Fund invests at least 80% of its net assets
(plus borrowings for investment purposes) in investment grade bonds. The investment-grade debt securities the Fund invests in can include the following types of obligations, which in general are referred to as "bonds":
o     short, medium and long-term foreign and U.S. government bonds and notes,
o     domestic and foreign corporate debt obligations,
o     collateralized mortgage obligations (CMOs),
o     other mortgage-related securities and asset-backed securities,
o     participation interests in loans,
o     "structured" notes, and
o     other debt obligations.

      The Fund's investments in U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered corporate entities referred to as "instrumentalities."
These include mortgage-related U.S. government securities and CMOs.

      There are no other set percentage allocations of the Fund's assets among the types of debt securities the Fund buys, but currently the Fund focuses mainly on U.S. government securities, CMOs, and investment-grade debt securities to do so because they currently offer higher yields than money market instruments. However, if market conditions change, the Fund's portfolio managers may change the relative allocation of the Fund's assets.

      The Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short, medium or long-term maturities. The Fund's investments in debt securities can include "zero coupon" securities and securities that have been "stripped" of their interest coupons. The Fund can invest up to 20% of its total assets in high yield debt securities and other debt securities that are below investment grade (commonly referred to as "junk bonds") and other investments such as preferred stock.

      --------------------------------------------------
      What Is A "Debt" Security? A debt security is
      essentially a loan by the buyer to the issuer of
      the debt security. The issuer promises to pay
      back the principal amount of the loan and
      normally pays interest, at a fixed or variable
      rate, on the debt while it is outstanding.
      --------------------------------------------------

      The Fund can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

      The Fund seeks to maintain an average effective portfolio duration of three to six years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. The Fund will attempt to maintain (on a dollar-weighted basis) an overall average portfolio credit quality of "A-" or higher as rated by Moody's Investor Services, Inc. ( or equivalent rating of any nationally recognized credit rating organization).

How Do the Portfolio Managers Decide What Securities to Buy or Sell? In
selecting securities for the Fund, the Fund's portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt security markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The portfolio managers' overall strategy is to build a broadly diversified portfolio of debt securities. The portfolio managers currently focus on the factors below (some of which may vary in particular cases and may change over time), looking for:
o     High current income from different types of corporate and government debt securities,
o     Investment-grade securities, primarily to help reduce credit risk,
o     Broad portfolio diversification to help reduce the volatility of the
         Fund's share prices,
o     Relative values among the debt securities market sectors.

      The portfolio managers look for securities whose yield and price change are expected to maximize the return to investors. The portfolio managers normally will not invest in securities with higher yields if, in their opinions they expect the price to decline to the point where total return
(including income) would be lower than the return on alternative fixed-income investments. Conversely, the portfolio managers normally will not invest in securities they expect to appreciate in price if that security's yield is so low that total return (including income) will be lower than the return on alternative fixed-income investments. All else being equal, the portfolio managers' preference is for investing for income over price appreciation.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a fund that invests mainly in investment-grade debt securities, but which can also hold below-investment-grade securities to seek higher income. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in debt securities and the changes in share prices that can occur when interest rates rise. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that the value of your investment could be eroded over time by the effects of inflation and that poor security selection by the
Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.

|X|   Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, debt securities issued by domestic and foreign corporations and by foreign governments are subject to risks of default.

|X|   Credit Derivatives. The Fund may enter into credit default swaps, both
(i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.
The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the
Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

|_|   Special Risks of Lower-Grade Securities. Because the Fund can invest up to 20% of its total assets in securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. Those risks can reduce the Fund's share prices and the income it earns. The market for lower-grade securities may be less liquid, especially during times of economic distress, and therefore they may be harder to value or to sell at an acceptable price.

|X|   Interest Rate Risks. The values of debt securities, including U.S.
government securities prior to maturity, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

|X|   Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated
(usually when interest rates fall) and the issuer of a security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the
Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose the portion of its principal investment represented by the premium the Fund paid.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fall more.

|X|   Risks of Foreign Investing. The Fund can invest its assets without limit in foreign debt securities and can buy securities of governments and companies in both developed markets and emerging markets. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. These risks could cause the prices of foreign securities to fall and therefore could depress the Fund's share prices.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value may help deter those activities.

|X|   There are Special Risks in Using Derivative Investments. The Fund can
use derivatives to seek increased income or to try to hedge investment risks.
In general terms, a derivatives investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, interest rate swaps, credit derivatives, structured notes and CMOs are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

|X|   How Risky is the Fund Overall? The risks described above collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund. Prepayment risks of mortgage-backed securities can cause the Fund to reinvest the proceeds of its investments in lower-yielding securities. The Fund generally has more risks than bond funds that focus on U.S. government securities but the Fund's emphasis on investment-grade securities may make its share prices less volatile than high yield bond funds or funds that focus on foreign bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of the class, compare to broad-based market indices. The
Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 5.60% (2nd Q '95) and the lowest return (not annualized) for a calendar quarter was -2.23% (2nd Q '04).

--------------------------------------------------------------------------------
Average Annual Total Returns      1 Year         5 Years          10 Years
for the periods ended December                 (or life of
31, 2004                                     class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA

Non-Service Shares (inception      5.49%          7.03%             7.06%

4/3/85)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lehman Brothers Credit Index       5.24%          8.63%             8.41%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Citigroup Broad Investment         4.48%          7.73%             7.73%
Grade Index

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond     4.34%          7.71%             7.72%
Index

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Core Bond Fund/VA
Service Shares (inception          5.22%         7.45%1              N/A
5/1/02)

--------------------------------------------------------------------------------

1. Since Class inception (5/1/02)

The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Credit Index, which measures the performance of non-convertible investment-grade domestic corporate debt securities; the Lehman Brother Aggregate Bond Index, which measure the performance to the broad-based index of government agencies and corporate debt; and the Citigroup Broad Investment Grade Index. The Fund changed its index from the Lehman Brothers Credit Index to Citigroup Broad Investment
Grade Index because the Fund believes that the Citigroup Broad Investment
Grade Index is a more appropriate benchmark reflecting the types of securities in which the Fund invests. The Citigroup Broad Investment Grade
Index consists of securities having a higher grade and a lower modified duration than the securities in the Lehman Brothers Credit Index. The index performance reflects the reinvestment of income but does not consider the effects of fees, expenses or transaction costs. Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2004.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.72%                   0.72%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service                   None                   0.25%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.03%                   0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.75%                   0.99%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest your dividends and distributions and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $77         $241        $418         $934

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $101        $317        $550        $1,219

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to credit risks by limiting its investments in below-investment grade securities, as explained above. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25%
or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

      A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. While the Fund's investments may be above or below investment grade in credit quality, the Fund invests primarily in investment-grade debt securities. However, the Fund can invest up to 20% of its net assets in below investment-grade debt securities, commonly called "junk bonds." They typically offer higher yields than investment-grade bonds, because investors assume the greater risks of default of those securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional
Information.

      Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation, Moody's Investors
Service, Inc., Fitch or other national rating organizations. They can also be unrated or "split-rated" (rated as investment grade by one rating organization but below investment grade by another), if determined by the
Manager to be of comparable quality to rated investment-grade securities. The
Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced below investment grade.

      The Fund can invest some of its assets in other types of securities, including common stocks, preferred stocks, and other equity securities of foreign and U.S. companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategy.

      The Fund could pursue its secondary objective of capital appreciation by investing in securities convertible into common stock. Convertible securities might allow the Fund to participate in the increase in value of the issuer's underlying common stock, by exercising the conversion right.
Normally the Fund would not hold the common stock for investment, although it can hold common stock as part of the value of its net assets that is not normally expected to be invested in debt securities. Typically, convertible securities also pay dividends until they are converted. There may be other investment strategies that could offer the Fund opportunities for capital appreciation, such as investing in defaulted securities, but these are not expected to be a significant part of the Fund's investment program.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S.
Treasury securities that have been "stripped" of their coupons by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

|_|   Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|_|   Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal on underlying assets. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S.
government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Fund's yield.

      When interest rates rise rapidly, and if prepayments occur more slowly than expected, a short or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

|X|   The Fund's Portfolio "Duration" Strategy. The "maturity" of a security
(the date when its principal repayment is due) differs from effective duration, which attempts to measure the expected volatility of a security's price.

      The Fund measures the duration of its entire portfolio of securities on a dollar-weighted basis, to try to maintain an average effective duration of its portfolio of three to six years under normal market conditions (that is, when financial markets are not in an unstable or volatile state). However, duration cannot be relied on as an exact prediction of future volatility.
There can be no assurance that the Fund will achieve its targeted portfolio duration at all times.

      Duration calculations rely on a number of assumptions and variables based on the historic performance of similar securities. Therefore, duration can be affected by unexpected economic events or conditions relating to a particular security. In the case of CMOs, duration calculations are based on historic rates of prepayments of underlying mortgages. If the mortgages underlying the Fund's investments are prepaid more rapidly or more slowly than expected, the duration calculation for that security may not be correct.

|X|   Forward Rolls. The Fund may enter into "forward roll" (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the
Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

|X|   High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called
"junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. Up to 20% of the Fund's assets can be invested in debt securities below investment grade under normal market conditions.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating
Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered
"investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager may assign a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general higher-yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment-grade securities. There may be less of a market for them and therefore they may be harder to value and to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

|X|   Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs that are U.S. government securities, discussed above); although in some cases they may be supported by insurance or guarantees.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

|X|   Foreign Debt Securities. The Fund can buy debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund will not invest 25% or more of its total assets in debt securities of any one foreign government or in debt securities of companies in any one industry.
The Fund has no requirements as to the maturity range of the foreign debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      Foreign government debt securities might not be supported by the full faith and credit of the issuing government. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The
Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

|_|   Special Risks of Emerging and Developing Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to value and to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.
Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

      The Fund can buy "Brady Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Shareholders will receive 60 days advance notice of any change in the 80% requirement (a non-fundamental policy) described under
"What Does The Fund Mainly Invest In?" Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objectives are fundamental policies. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

|X|   Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks, although some are designed to help reduce overall investment or market risks.

|X|   Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
"Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, structured notes, CMOs and other hedging instruments the Fund can use may be considered "derivative investments." In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

|X|   "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal payments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
"structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The
Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund is not required to use hedging instruments in seeking its goal.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

|X|   Loans of Portfolio Securities. The Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement, portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be only in conformity with the Fund's
Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year ended December 31, 2004, was 0.72% of the Fund's average annual net assets for each class of shares.

|X|   Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Angelo Manioudakis, Benjamin J. Gord,
Geoffrey Caan, Charles Moon and Antulio Bomfim who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Manioudakis has been a portfolio manager of the Fund since April
2002, and a Senior Vice President of the Manager and of HarbourView Asset
Management Corporation since April 2002. He has been a Senior Vice President of OFI Institutional Asset Management, Inc. since June 2002. He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Manioudakis was Executive Director and portfolio manager for
Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
Management from August 1993 through April 2002.

      Mr. Gord has been a portfolio manager of the Fund and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an Executive
Director and a senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through
March 2002.

      Mr. Caan has been a portfolio manager of the Fund and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice President of
ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002.

      Mr. Moon has been a portfolio manager of the Fund and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Moon was an Executive
Director and a portfolio manager at Miller Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from June 1999 through March 2002.

      Mr. Bomfim has been a portfolio manager of the Fund and a Vice
President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior
Economist at the Board of Governors of the Federal Reserve System from June
1992 to October 2003.

      The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

      Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this
Prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers only two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class "name"
designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions form those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.42     $   11.31     $   11.21     $   11.25     $   11.52
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .43 1         .51           .65           .81           .94
Net realized and unrealized gain (loss)                     .18           .23           .27           .03          (.29)
Payment from affiliate                                       --            --           .01            --            --
                                                      --------------------------------------------------------------------
Total from investment operations                            .61           .74           .93           .84           .65
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.53)         (.63)         (.83)         (.88)         (.92)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.50     $   11.42     $   11.31     $   11.21     $   11.25
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
--------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 2                          5.49%         6.78%         9.02%         7.79%         6.10%
Total return before payment from affiliate 3                N/A           N/A          8.93%          N/A           N/A

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 504,244     $ 618,234     $ 724,787     $ 693,701     $ 562,345
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 552,293     $ 691,931     $ 686,932     $ 638,820     $ 557,873
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate        3.82%         4.03%         5.91% 3       7.93%         7.94%
Net investment income after payment from affiliate          N/A           N/A          6.07%          N/A           N/A
Total expenses                                             0.75% 5       0.73% 5       0.73% 5       0.77% 5       0.76% 5
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      95% 6        101%          157%          186%          260%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$2,841,348,053 and $2,925,500,296, respectively.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2004         2003       2002 1
--------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 11.39      $ 11.30      $ 10.46
--------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .40 2        .43          .11
Net realized and unrealized gain                          .18          .28          .72
Payment from affiliate                                     --           --          .01
                                                      --------------------------------------
Total from investment operations                          .58          .71          .84
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.50)        (.62)          --
--------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.47      $ 11.39      $ 11.30
                                                      ======================================

--------------------------------------------------------------------------------------------
TOTAL RETURN:
--------------------------------------------------------------------------------------------
Total return at net asset value 3                        5.22%        6.56%        8.03%
Total return before payment from affiliate 4              N/A          N/A         7.94%

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 3,505      $ 3,835      $ 2,435
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 3,002      $ 3,903      $   834
--------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income before payment from affiliate      3.55%        3.73%        4.37% 4
Net investment income after payment from affiliate        N/A          N/A         5.04%
Total expenses                                           0.99% 6      0.98% 6      0.98% 6,7
--------------------------------------------------------------------------------------------
Portfolio turnover rate                                    95% 8       101%         157%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

8. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$2,841,348,053 and $2,925,500,296, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Core Bond Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108
PR0630.001.0405                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                        Oppenheimer Core Bond Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Core Bond
Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-------------------       --------------------
-----------------------------------------------------
-----------------------------------------------------
       12/31/95                    17.00%
-----------------------------------------------------
-----------------------------------------------------
       12/31/96                    4.80%
-----------------------------------------------------
-----------------------------------------------------
       12/31/97                    9.26%
-----------------------------------------------------
-----------------------------------------------------
       12/31/98                    6.80%
-----------------------------------------------------
-----------------------------------------------------
       12/31/99                    -1.52%
-----------------------------------------------------
-----------------------------------------------------
       12/31/00                    6.10%
-----------------------------------------------------
-----------------------------------------------------
       12/31/01                    7.79%
-----------------------------------------------------
-----------------------------------------------------
       12/31/02                    9.02%
-----------------------------------------------------
-----------------------------------------------------
       12/31/03                    6.78%
-----------------------------------------------------
-----------------------------------------------------

       12/31/04                    5.49%

-----------------------------------------------------

Oppenheimer
Global Securities Fund/VA
A series of Oppenheimer Variable         Oppenheimer Global Securities Fund/VA
Account Funds                            is a mutual fund that seeks long-term
                                         capital appreciation by investing a
Prospectus dated April 29, 2005          substantial portion of its assets in
                                         securities of foreign issuers,
                                         "growth-type" companies, cyclical
                                         industries and special situations that
                                         are considered to have appreciation
                                         possibilities.  It invests mainly in
                                         common stocks of U.S. and foreign
                                         issuers.
                                             Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares, Class 3 or
                                         Class 4 shares of the Fund.
As with all mutual funds, the                This Prospectus contains important
Securities                               information about the Fund's
and Exchange Commission has not          objective, its investment policies,
approved or disapproved the Fund's       strategies and risks.  Please read
securities nor has it determined that    this Prospectus (and your insurance
this Prospectus is accurate or           product prospectus) carefully before
complete.                                you invest and keep them for future
It is a criminal offense to represent    reference about your account.
otherwise.
                                                   (OppenheimerFunds logo)

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

------------------------------------------------------------------------------
What Is the Fund's Investment Objective? The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.
------------------------------------------------------------------------------

What Does the Fund Mainly Invest In?  The Fund invests mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock. The Fund buys securities of issuers in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.  However, the Fund's investment Manager,
OppenheimerFunds, Inc., currently emphasizes investments in developed markets.

      The Fund has no requirements to allocate its investments in any set percentages in any particular countries, but normally will invest in at least three countries (one of which may be the United States).  Typically the Fund invests in a number of different countries.

      The Fund can invest in securities of issuers in any market capitalization range. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

How Do the Portfolio Managers Decide What Securities to Buy or Sell? In
selecting securities for the Fund, the Fund's portfolio managers look primarily for foreign and U.S. companies with high growth potential, using fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

      The portfolio managers consider overall and relative economic conditions in U.S. and foreign markets, and seeks broad diversification in different countries to help moderate the special risks of foreign investing.
The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time), looking for:

o     companies of small-, medium- and large-capitalization ranges worldwide,
o     stocks to provide growth opportunities, and
o     companies with strong competitive positions and high demand for their products or services.

      In applying these and other selection criteria, the portfolio managers consider the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include technological change, demographic/geopolitical change, and changing resource needs. The Fund does not invest a fixed or specific amount of its assets in any one sector, and these themes and this strategy may change over time.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term, from a fund that normally has substantial investments in foreign securities.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments and investments in foreign securities.  Since the Fund does not invest with the goal of seeking income, and its current income will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment
Manager will cause the Fund to underperform other funds having a similar objective.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      |X|  Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments primarily on common stocks for capital appreciation, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund has greater emphasis on investments in a particular industry using its "global themes" strategy, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large companies and also small and medium-size companies, which may have more volatile stock prices than large companies.

      |X|  Risks of Foreign Investing.  The Fund expects to invest
substantial amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

      |X| There are Special Risks in Using Derivative Investments. The Fund
can use derivatives to seek increased returns or to try to hedge investment risks.  In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Options, futures, and forward contracts are examples of derivatives.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.  Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share prices could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share.  Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      In the short term, domestic and foreign stock markets can be volatile, and the prices of the Fund's shares can go up and down substantially. The
Fund does not invest in debt securities to try to reduce the volatility of its share prices. The Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stocks, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of the class, compare to a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 36.93% (4thQ `99) and the lowest return (not annualized) before taxes for a calendar quarter was -18.34% (4th
Q `02).

---------------------------------------------------------------------------
Average       Annual
Total   Returns  for      1 Year            5 Years          10 Years
the  periods   ended                      (or life of       (or life of
December 31, 2004                       class if less)    class if less)

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Oppenheimer Global
Securities   Fund/VA
Non-Service Shares        19.16%             4.17%            12.58%
(inception 11/12/90)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Morgan Stanley
World Index               15.25%            -2.05%             8.53
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Oppenheimer Global
Securities Fund/VA        18.88%            1.62%1              N/A
Service Shares
(inception 7/13/00)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Oppenheimer Global
Securities Fund/VA        19.19%            38.012              N/A
Class 3 Shares
(inception 5/1/03)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Oppenheimer Global
Securities Fund/VA          N/A               N/A               N/A
Class 4 Shares3
(inception 5/3/04)
---------------------------------------------------------------------------
1.    Since Class inception (7/31/00).
2.    Since Class inception (5/1/03).
3.    Because  Class 4 shares have not been in operation  for a full  calendar year, performance data for that class is not available.

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of the Fund is compared to the Morgan Stanley Capital
International World Index, an unmanaged index of equity securities listed on stock exchanges of 20 foreign countries and the U.S. The index performance includes the reinvestment of income but does not reflect fees, expenses, or transaction costs. The Fund's investments vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2004.

Please refer to the  accompanying  prospectus of the  participating  insurance company for  information  on initial or  contingent  deferred  sales  charges, additional  exchange fees or redemption  fees,  and other charges and fees for that variable life  insurance  policy,  variable  annuity or other  investment product.  Those  charges  and fees are not  reflected  in either of the tables below.

Shareholder Fees (fees paid directly from your investment)
(% of average daily net assets)

---------------------------------------------------------------------------------
                 Non-Service                     Class 3         Class 4
                 Shares          Service Shares  Shares          Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee*  None            None            1%*             1%*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

*     The  Fund  assesses  a 1% fee on the  proceeds  of  Class 3 and  Class 4 shares that are redeemed within 60 days of their purchase.

The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------
                 Non-Service     Service Shares  Class 3 Shares  Class 4 Shares
                 Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees       0.63%           0.63%           0.63%           0.63%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and

Service (12b-1)       None           0.25%*           None            0.25%
Fees

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses        0.03%           0.03%           0.03%           0.06%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Annual
Operating             0.66%           0.91%           0.66%           0.94%
Expenses
---------------------------------------------------------------------------------

* Prior to May 1, 2002,  the Service class  service fee was 0.15%.  The actual service  class 12b-1 fees paid by the Fund during the year ended  December 31,
2004 was 0.25%, and total annual operating expenses were 0.91%.

Expenses  may vary in future  years.  "Other  expenses"  in the table  include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing agent fees to 0.35% per fiscal year, for all three classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2004,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Non-Service Shares             $68         $212        $369         $825
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Service Shares                 $193        $291        $506        $1,125
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class 3 Shares                 $168        $212        $369         $825
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class 4 Shares                 $196        $301        $522        $1,160
------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The allocation of the
Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      |X| Stock Investments.  The Fund invests in securities issued by domestic or foreign companies that the Manager believes have appreciation potential.  The Fund invests primarily in a diversified portfolio of common stocks (and may buy other equity securities) of issuers that may be of small, medium or large size.  Equity securities include common stocks, preferred stocks and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the
Manager's investment decision than in the case of other debt securities.
Nevertheless, convertible debt securities are subject to both "credit risk"
(the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that prices of the security will be affected inversely by changes in prevailing interest rates).  If the
Fund buys convertible securities, it will focus primarily on investment-grade securities.

      |_| Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle at home and abroad by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |_| Industry Focus. At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry.

      |X| Special Risks of Emerging and Developing Markets.  Securities of
issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets.  Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.  Settlements of trades may be subject to greater delays so that the
Fund might not receive the proceeds of a sale of a security on a timely basis.  These investments may be very speculative.

      These countries might have less developed trading markets and exchanges.  Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country.  Economics of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.  Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

      |X|  Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective.  It might have a turnover rate in excess of 100%
annually.  The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.  Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance)   For a contract owner, any increase in
realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Other Investment Strategies.  To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them.  These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

      |X|  Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price.  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X|  Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments.  In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the
Fund might use may be considered "derivative investments."  In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income and principal value.

      Markets, underlying securities and indices might move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected.  Certain derivative investments held by the
Fund may be illiquid.

      |X|  Hedging.  The Fund can buy and sell forward contracts, futures contracts, and put and call options, including options on futures and broadly-based securities indices.  These are all referred to as "hedging instruments."  The Fund is not required to hedge to seek its objective. The
Fund has limits on its use of hedging instruments and does not use them for speculative purposes.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Repurchase Agreements.  The Fund can enter into repurchase
agreements.  In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

      |X| Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies.  For cash management purposes, the
Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities.
These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January, 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, and 0.60% of average annual net assets over
$800 million. The Fund's management fee for its last fiscal year ended
December 31, 2004, was 0.63% of the Fund's average annual net assets for each class of shares.

|X|  Portfolio Managers.  Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman.  They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby has been a Senior Vice President of the Manager since
July 1994 and has been a Portfolio Manager of the Fund since December 1995.
Mr. Wilby is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Bhaman is a Vice President of the Manager and portfolio manager of other portfolios in the OppenheimerFunds complex.  Prior to joining the Manager in
1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.  Mr. Bhaman holds a B.A. and an M.B.A.
from Cornell University as well as an M.B.A. in International Business from the Katholieke Universiteit te Leuven in Belgium.  He is a Chartered
Financial Analyst.

      The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

      |X| Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interest of the shareholders of the Fund to do so.

Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005, and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

Investing in the Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.  Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are only eligible to purchase Class 3 shares, Class 4 shares, or Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interest to do so.
Class 3 and Class 4 shares are currently offered only as an investment option through separate accounts offered by certain insurance companies. Please refer to the accompanying prospectus of the participating insurance company for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity.   Therefore, the Manager and the Fund's Board
of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive

o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of a participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors.  While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The
Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

      |X| Classes of Shares. The Fund has four classes of shares authorized.
The Fund offers four different classes of shares. The class of shares designated as Service class shares and Class 4 shares are subject to a distribution and service plan.  The impact of the expenses of that plan on
Service class shares is described below.  The class of shares that are not subject to a plan are designated as non-service shares and Class 3 shares.
The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

      |X|  Distribution and Service Plan for Service shares. The Fund has adopted a Distribution and Service Plan for Service share class and Class 4 shares to pay the Distributor, for distribution related services, personal services and account maintenance for the Fund's Service class and Class 4 shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service share class and Class 4 shares of the Fund.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service class and Class 4 shares.  The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order).  Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.
Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts to shareholders that have consented to such in kind redemptions).

      The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed within 60 days of their purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.  The redemption fee is imposed to the extent that Class 3 and
Class 4 shares redeemed exceed Class 3 and Class 4 shares that have been held more than 60 days.

Shares may be "redeemed in kind" under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions).  This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio.  If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis. Dividends will generally be lower for Service shares and Class 4 shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

     This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for its non-service shares for the past ten fiscal years and the past three fiscal years for its service shares and since inception for its Class 3 shares. Because Class 4 shares were recently made available, no performance information is available for that share class.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte &
Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2004           2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    25.08     $    17.70     $    22.84     $    30.33     $    33.41
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .26 1          .19            .16            .17            .27
Net realized and unrealized gain (loss)                      4.49           7.34          (5.19)         (3.85)          1.82
                                                       ------------------------------------------------------------------------
Total from investment operations                             4.75           7.53          (5.03)         (3.68)          2.09
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.32)          (.15)          (.11)          (.19)          (.09)
Distributions from net realized gain                           --             --             --          (3.62)         (5.08)
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.32)          (.15)          (.11)         (3.81)         (5.17)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    29.51     $    25.08     $    17.70     $    22.84     $    30.33
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          19.16%         43.02%        (22.13)%       (12.04)%         5.09%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $2,518,867     $2,280,752     $1,549,993     $1,905,890     $2,136,420
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $2,451,188     $1,751,226     $1,776,289     $1,918,335     $2,116,100
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        1.01%          0.99%          0.80%          0.70%          0.83%
Total expenses                                               0.66% 4        0.67% 4        0.67% 4        0.70% 4        0.68% 4
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        30%            34%            34%            39%            50%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                    2004           2003           2002           2001       2000 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  24.96       $  17.61       $  22.78       $  30.30       $32.65
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .20 2          .12            .12            .21         .03
Net realized and unrealized gain (loss)                    4.46           7.36          (5.19)         (3.92)      (2.38)
                                                       -------------------------------------------------------------------
Total from investment operations                           4.66           7.48          (5.07)         (3.71)      (2.35)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.29)          (.13)          (.10)          (.19)         --
Distributions from net realized gain                         --             --             --          (3.62)         --
                                                       -------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.29)          (.13)          (.10)         (3.81)         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  29.33       $  24.96       $  17.61       $  22.78       $30.30
                                                       ===================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        18.88%         42.86%        (22.37)%       (12.17)%     (7.20)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $346,403       $168,739       $ 52,830       $ 20,467       $ 983
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $247,490       $ 91,800       $ 34,847       $  8,502       $ 325
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      0.77%          0.68%          0.51%          0.44%       0.60%
Total expenses                                             0.91% 5        0.93% 5        0.90% 5        0.85% 5     0.83% 5
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      30%            34%            34%            39%         50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

CLASS 3 SHARES   YEAR ENDED DECEMBER 31,                    2004             2003 1
--------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 25.19            $ 17.55
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .26 2              .07
Net realized and unrealized gain                            4.52               7.57
                                                         ----------------------------
Total from investment operations                            4.78               7.64
--------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.32)                --
Distributions from net realized gain                          --                 --
                                                         -----------------------------
Total dividends and/or distributions to shareholders        (.32)                --
--------------------------------------------------------------------------------------
Net asset value, end of period                           $ 29.65            $ 25.19
                                                         =============================

--------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         19.19%             43.53%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $265,044           $147,576
--------------------------------------------------------------------------------------
Average net assets (in thousands)                        $199,388           $80,579
--------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.00%              0.73%
Total expenses                                              0.66% 5            0.68% 5
--------------------------------------------------------------------------------------
Portfolio turnover rate                                       30%                34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS 4 SHARES   PERIOD ENDED DECEMBER 31,                          2004 1
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                               $ 25.21
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .09 2
Net realized and unrealized gain                                      4.05
                                                                   ----------

Total from investment operations                                      4.14
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gain                                    --
                                                                   ----------
Total dividends and/or distributions to shareholders                    --
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 29.35

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                   16.42%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $37,384
-----------------------------------------------------------------------------
Average net assets (in thousands)                                  $19,774
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                 0.53%
Total expenses                                                        0.94% 5
-----------------------------------------------------------------------------
Portfolio turnover rate                                                 30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES
For More Information on Oppenheimer Global Securities Fund/VA

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.
The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------

By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871

------------------------------------------------------------------------------
------------------------------------------------------------------------------

By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270

------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
                              ------------------------

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after
                              -----------
payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108
PR0485.001.0405
Printed on recycled paper.

                         Appendix to Prospectus of
                   Oppenheimer Global Securities Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Global
Securities Fund/VA (the "Fund") under the heading "Annual Total Return
(as of December 31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in non-service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                   Annual Total Returns
-----                   --------------------

12/31/95                 2.24%
12/31/96                17.80%
12/31/97                22.42%
12/31/98                14.11%
12/31/99                58.48%
12/31/00                  5.09%
12/31/01               -12.04%
12/31/02               -22.13%
12/31/03                43.02%
12/31/04                19.16%

Oppenheimer
High Income Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29, 2005                Oppenheimer High Income Fund/VA
                                         is a mutual fund that seeks a high
                                         level of current income. The Fund
                                         invests primarily in lower-grade,
                                         high-yield debt securities.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
                                         reference about your account.
As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.
Oppenheimer
High Income Fund/VA
A series of Oppenheimer Variable Account Funds

                                               (OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the  Fund's  Investment  Objective?  The  Fund  seeks a high  level of current income from investment in high-yield fixed-income securities.

What Does the Fund Mainly Invest In? The Fund invests mainly in a variety of high-yield fixed-income securities of domestic and foreign issuers. The
Fund's investments typically include:
o     lower-grade, high-yield domestic and foreign corporate bonds and notes
         (these are the main focus of the Fund's portfolio),
o     mortgage-related securities and asset-backed securities,
      preferred stocks,
o     "structured" notes,
o     foreign government bonds and notes, and
o     "zero-coupon" and "step" bonds.

      Under normal market conditions, the Fund invests at least 65% of its total assets, and can invest without limit, in high-yield, lower-grade fixed-income securities, commonly called "junk bonds." Lower-grade securities are below investment-grade securities, and are rated below "Baa" by Moody's
Investors Service or below "BBB" by Standard & Poor's or have comparable ratings by other nationally-recognized rating organizations (or, in the case of unrated securities, have comparable ratings assigned by the Fund's investment Manager, OppenheimerFunds, Inc.).

      The Fund's foreign investments can include securities of issuers in developed markets as well as emerging markets, which have special risks. The
Fund can also invest in loan participations and can use hedging instruments and certain derivative investments, primarily mortgage-related securities and
"structured" notes, to try to increase income or to try to manage investment risks. These investments are more fully explained in "About the Fund's
Investments," below.

How Does the Portfolio Manager Decide What Securities to Buy or Sell? In
selecting securities for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager's overall strategy is to build a broadly diversified portfolio of debt securities to help moderate the special risks of investing in lower-grade, high yield debt instruments. The portfolio manager currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:
o     Securities offering high current income,
o     Issuers in industries that are currently undervalued,
o     Issuers with strong cash flows,
o     Changes in the business cycle that might affect corporate profits.

      The Fund's diversification strategies, both with respect to securities issued by different companies and within different industries, are intended to reduce the volatility of the Fund's share prices while providing opportunities for high current income.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a portfolio emphasizing lower-grade domestic and foreign debt securities. Those investors should be willing to assume the special risks of lower-grade debt securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is designed as a long-term investment. However, the
Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments in debt securities are subject to changes in their value from a number of factors described below. There is also the risk that the value of your investment could be eroded over time by the effects of inflation and that poor security selection by the Manager will cause the Fund to underperform other funds having similar objectives.

|X|   Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. The Fund's investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

|X|   Credit Derivatives. The Fund may enter into credit default swaps, both
(i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.
The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the
Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

|_|   Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade to seek high income and emphasizes these securities in its investment program, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds.
Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns. The market for lower-grade securities may be less liquid, especially during times of economic distress, and therefore they may be harder to value and to sell at an acceptable price.

      To the extent that a fund invests significantly in high yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

|X|   Interest Rate Risks. The values of debt securities, including government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

|X|   Risks of Foreign Investing. The Fund can invest its assets without limit in foreign debt securities and can buy securities of governments and companies in both developed markets and emerging markets. The Fund normally invests part of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value may help deter those activities.

|X|   Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated
(usually when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the mortgage-related securities that the Fund buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Fund might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, the Fund can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose the portion of its principal investment represented by the premium the
Fund paid.

|X|   There are Special Risks in Using Derivative Investments. The Fund can
use derivatives to seek increased income or to try to hedge investment risks.
In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, interest rate swaps, credit derivatives, structured notes and mortgage-related securities are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected.

      The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

How Risky is the Fund Overall? The risks described above collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. In the short term, the values of debt securities can fluctuate substantially because of interest rate changes. Foreign debt securities, particularly those of issuers in emerging markets, and high yield securities can be volatile, and the price of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high yield market. The Fund's security diversification strategy may help cushion the Fund's shares prices from that volatility, but debt securities are subject to other credit and interest rate risks that can affect their values and the share prices of the Fund. The Fund generally has more risks than bond funds that focus on U.S. government securities and investment-grade bonds but may be less volatile than funds that focus solely on investments in a single foreign sector, such as emerging markets.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of the class, compare to a broad-based market index. The
Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 8.88% (2nd Q '03) and the lowest return (not annualized) for a calendar quarter was -7.12% (3rd Q '98).

---------------------------------------------------------------------------------
Average Annual Total Returns        1 Year         5 Years          10 Years
for the periods ended December                   (or life of
31, 2004                                       class, if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA

Non-Service Shares (inception       8.97%           5.29%            7.74%

4/30/86)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Merrill Lynch High Yield Master     10.76%          7.32%            8.46%
Index

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA

Service Shares (inception           8.73%          9.11%1             N/A

9/18/01)
---------------------------------------------------------------------------------

1. Since Class inception (9/18/01)

The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Merrill Lynch High Yield Master Index, an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market. It must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of fees, expenses or transaction costs. Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2004.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.72%                   0.72%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service                   None                   0.25%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.03%                   0.04%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.75%                   1.01%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest your dividends and distributions and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $77         $241        $418         $934

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $104        $323        $561        $1,242

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more details about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

      A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. While the Fund's investments may be investment grade or below investment grade in credit quality, it expects to invest mainly in lower-grade securities, commonly called "junk bonds." They typically offer higher yields than investment-grade bonds, because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional Information.

      The Fund has no limit on the range of maturity of the debt securities it can buy, and therefore may hold obligations with short, medium or long-term maturities. However, longer term securities typically offer higher yields than shorter-term securities and therefore the Fund will focus on longer-term debt to seek higher income. However, longer-term securities fluctuate more in price when interest rates change than shorter-term securities.

      The Fund can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S.
companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategy.

|X|   Forward Rolls. The Fund may enter into "forward roll" (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the
Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

|X|   High-Yield, Lower-Grade Fixed-Income Securities. There are no
restrictions on the amount of the Fund's assets that can be invested in debt securities below investment grade. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager assigns a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

      While investment-grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment-grade securities. There may be less of a market for them and therefore they may be harder to value and to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

|X|   Private Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs that are U.S. government securities, discussed below); although in some cases they may be supported by insurance or guarantees.

|X|   Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Fund's yield.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

|X|   Foreign Debt Securities. The Fund can buy debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. The Fund will not invest 25% or more of its total assets in debt securities of any one foreign government or in debt securities of companies in any one industry. The Fund has no requirements as to the maturity range of the foreign debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

|_|   Special Risks of Emerging and Developing Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to value and to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.
They may be very speculative. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

      These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems, and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies.

      "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal payments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
"structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

|X|   Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques involve risks, although some are designed to help reduce overall investment or market risks.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years), and Treasury bonds (which have maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").

|_|   Obligations of U.S. Government Agencies or Instrumentalities. These
include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan
Mortgage Corporation obligations ("Freddie Macs").

|X|   Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
"Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities of similar or the same maturities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

|X|   Preferred Stock. Unlike common stock, preferred stock typically has a stated dividend rate. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative.
When prevailing interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, structured notes, CMOs and other hedging instruments the Fund can use may be considered "derivative investments." In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The
Fund does not use hedging instruments for speculative purposes, and has limits on its use of them. The Fund is not required to use hedging instruments in seeking its goal.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. The Fund can use forward contracts to try to manage foreign currency risks on the Fund's foreign investments.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

|X|   Loans of Portfolio Securities. The Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement, portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be only in conformity with the Fund's
Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year ended December 31, 2004, was 0.72% of the Fund's average annual net assets for each class of shares.

|X|   Portfolio Manager. The Fund's portfolio is managed by Dimitrios
Kourkoulakos. Mr. Kourkoulakos has been the person primarily responsible for the day-to-day management of the Fund's portfolio since June 2002.  Mr.
Kourkoulakos is a Vice President of the Manager since December 2001 and an officer of other portfolios in the OppenheimerFunds complex. He was formerly a High Yield Analyst from 1998 to 2001 and a Securities Analyst from 1995 to
1998 of the Manager.

      The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

      Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this
Prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers only two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class "name"
designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions form those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        8.61     $      7.51     $      8.54     $      9.27     $     10.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .58 1           .60             .58             .84            1.00
Net realized and unrealized gain (loss)                     .15            1.09            (.76)           (.62)          (1.36)
                                                  --------------------------------------------------------------------------------
Total from investment operations                            .73            1.69            (.18)            .22            (.36)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.54)           (.59)           (.85)           (.95)          (1.09)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        8.80     $      8.61     $      7.51     $      8.54     $      9.27
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.97%          23.96%          (2.40)%          1.97%          (3.74)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     479,405     $   480,112     $   345,670     $   344,788     $   333,533
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     460,877     $   396,858     $   335,894     $   347,723     $   329,260
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      6.91%           8.31%           8.29%           9.94%          10.47%
Total expenses                                             0.75% 4         0.76% 4         0.77% 4         0.79% 4         0.79% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%             48%             75%             46%             31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004             2003             2002             2001 1
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       8.58     $       7.49     $       8.54       $       8.40
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .56 2            .61              .88                .20
Net realized and unrealized gain (loss)                    .15             1.06            (1.08)              (.06)
                                                  --------------------------------------------------------------------
Total from investment operations                           .71             1.67             (.20)               .14
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.53)            (.58)            (.85)                --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       8.76     $       8.58     $       7.49       $       8.54
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.73%           23.79%           (2.67)%             1.67%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    134,013     $     76,354     $     17,705       $          3
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    101,464     $     41,246     $      5,602       $          2
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     6.63%            7.84%            8.91%             12.51%
Total expenses                                            1.01% 5          1.04% 5          1.02% 5,6          0.96% 5
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     51%              48%              75%                46%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer High Income Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108
PR0640.001.0405                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                       Oppenheimer High Income Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer High Income
Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-------------------       --------------------
-----------------------------------------------------
-----------------------------------------------------
        12/31/95                   20.37%
-----------------------------------------------------
-----------------------------------------------------
        12/31/96                   15.25%
-----------------------------------------------------
-----------------------------------------------------
        12/31/97                   12.22%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    0.31%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    4.29%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                   -3.74%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    1.97%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                   -2.40%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                   23.96%
-----------------------------------------------------
-----------------------------------------------------

       12/31/04                    8.97%

-----------------------------------------------------

Oppenheimer Main Street Fund(R)/VA
A series of Oppenheimer Variable
Account Funds
                                         Oppenheimer Main Street Fund(R)/VA is a
Prospectus dated April 29, 2005          mutual fund that seeks high total
                                         return (which includes growth in the
                                         value of its shares as well as current
                                         income) from equity and debt
                                         securities. The Fund invests mainly in
                                         common stocks of U.S. companies.

                                                Shares of the Fund are sold
                                         only as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts.
                                         A prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus.  It explains how to select
                                         shares of the Fund as an investment
                                         under the insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.

                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
As with all mutual funds, the            strategies and risks. Please read this
Securities and Exchange Commission has   Prospectus (and your insurance product
not approved or disapproved the Fund's   prospectus) carefully before you
securities nor has it determined that    invest and keep it for future
this Prospectus is accurate or           reference about your account.
complete. It is a criminal offense to
represent otherwise.

                                              (OppenheimerFunds logo)

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks high total return
(which includes growth in the value of its shares as well as current income)
from equity and debt securities.

What Does the Fund Mainly Invest In? The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers.  It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

How Do the Portfolio Managers Decide What Securities to Buy or Sell?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.
While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

o     Multi-factor quantitative models:  The Fund uses both "top down" and
         "bottom up" models.  The "top down" models are primarily used to help the portfolio managers determine their market capitalization exposure (large, mid, small) and rely on indicators such as relative valuations, relative price trends and interest rate relationships.
         The "bottom up" models help the portfolio managers identify the most attractive stocks within each market capitalization category.  These stock selection models are based upon many factors that measure the attractiveness of individual securities relative to each other.  The portfolio managers typically follow and analyze more than 3,000 stocks on a daily basis and select those that they deem attractive.
o     Fundamental research: The portfolio managers use both internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

o     Judgment: The portfolio is then continuously rebalanced by the portfolio managers, using all of the tools described above.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high total return from their investment over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks. Since the
Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc. may cause the Fund to underperform other funds having similar objectives.
      At times, the Fund may increase the relative emphasis of its investments in a particular industry compared to the weighting of that industry in the S&P 500 Index, which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others (this is referred to as
"industry risk"). Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk").

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests a substantial portion of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently intends to focus its investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.  The Fund currently invests primarily in securities of large companies, but can also buy securities of small and medium-size companies, which may have more volatile prices than stocks of large companies.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share.  Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      The stock markets can be volatile, and the price of the Fund's shares can go up and down. While fixed-income securities have their own risks, and are not currently emphasized by the Fund, they have the potential to help cushion the Fund's total return from changes in stock prices.  In the
OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but may be more volatile than investment grade bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last nine calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or life of class, compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart. If those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 19.28% (4th Q `98) and the lowest return (not annualized) for a calendar quarter was -22.38% (3rd Q `98).

---------------------------------------------------------------------------------
Average Annual Total
Returns for the periods  -----------------       5 Years           10 Years
ended December 31, 2004       1 Year        (or life of class     (or life of
                                                if less)        class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Oppenheimer Main Street        9.46%             -1.59%             10.53%1
Fund(R)/VA Non-Service
Shares

(inception 7/5/95)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

S&P 500 Index                 10.87%             -2.30%             10.58%2

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Main Street

Fund(R)/VA Service Shares        9.15%             -2.66%3              N/A
(inception 7/13/00)

---------------------------------------------------------------------------------

Since inception (7/5/95).
2.    Since 6/30/95.
3.    Since inception (7/13/00).

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund is compared to the S&P 500 Index, an unmanaged index of U.S. equity securities. The index performance includes the reinvestment of income but does not reflect fees, expenses, or transaction costs. Also, the
Fund's investments vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.66%                   0.66%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution     and     Service           None                   0.25%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.01%                   0.01%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.67%                   0.92%

--------------------------------------------------------------------------------
Expenses  may vary in future  years.  "Other  Expenses"  in the table  include transfer  agent fees,  custodial  fees,  and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily  agreed to limit transfer and  shareholder  servicing  agent  fees to 0.35% per  fiscal  year,  for both classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2004,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $69         $215        $374         $837

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $194        $295        $512        $1,136

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      In addition to in-depth quantitative research, the Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the Fund.  The Fund attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.  Additionally, the income the securities pay can change at any time.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      |X| Stock Investments. The Fund currently invests mainly in common stocks. The Fund currently focuses on securities of issuers that have large capitalizations.  Historically their stock prices have tended to be less volatile than securities of smaller issuers.  However, the Fund can buy stocks of issuers in all capitalization ranges. "Capitalization" refers to the market value of all of the issuers' outstanding common stock.

|X|   Loans of Portfolio Securities. The Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's
Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Portfolio Turnover. The Fund may engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100% annually. The
Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Other Equity Securities. Equity securities include common stocks, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt.  The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the
Manager's investment decision than in the case of debt securities.

      |X| Debt Securities.  The Fund can also invest in debt securities, such as U.S. government securities, foreign government securities, and foreign and domestic corporate bonds, notes and debentures, for their income possibilities.  Currently the Fund does not invest a significant percentage of its assets in debt securities, although their relative emphasis in the portfolio may change if the Manager believes they offer opportunities to increase the Fund's total return.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations such as Moody's Investors Service, Inc. or Standard &
Poor's Rating Service or they may be unrated securities assigned a rating by the Manager. The Fund's investments may be above or below investment grade in credit quality.  The Manager does not rely solely on ratings by rating organizations in selecting debt securities but evaluates business and economic factors affecting an issuer as well.

      |_| Interest Rate Risks. The values of debt securities, including U.S.
Government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will typically be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |_|  Credit Risk. Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.  While the
Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default.

      |_| U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus.
Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

      |X| Risks of Foreign Investing.  The Fund can buy securities of companies or governments in any country, including developed and underdeveloped countries. There are no limits on the amounts it can invest in foreign securities, but the Fund currently does not expect to have substantial investments in foreign securities. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell then due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The
Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, exchange-traded options, futures contracts, mortgage-related securities and other hedging instruments the Fund can use may be considered
"derivative investments."  In addition to using hedging instruments, the Fund may use other derivative investments because they offer the potential for increased income and principal value.

      |X| There Are Special Risks in Using Derivative Investments.  If the
issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the
Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected.  Certain derivative investments held by the
Fund may be illiquid.

      |X| Hedging.  The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices.  These are all referred to as "hedging instruments."  The
Fund is not required to use hedging instruments to seek its objective. The
Fund does not use hedging instruments for speculative purposes, and has limits on its use of them.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes.  It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates.

      Options trading involves the payment of premiums and there are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. Generally they would be U.S.
government securities, highly-rated commercial paper, bank deposits or repurchase agreements.  The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.  To the extent the Fund invests defensively in these securities, it may not achieve its investment objective of high total return.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Fund within 60 days after the close of the period for which such report is being made. The Fund also makes disclosures of its portfolio securities holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the
SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January, 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

      |X|  Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69%
of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.66% of the Fund's average annual net assets for each class of shares.

      |X|  Portfolio Managers. The Fund's portfolio is managed by Nikolaos D.
Monoyios and Marc Reinganum who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Monoyios has been a manager of the
Fund's portfolio since May 1999. Mr. Monoyios is a Certified Financial
Analyst and has been a Senior Vice President of the Manager since October
2003. He was a Vice President of the Manager from April 1998 through
September 2003 and is an officer of other portfolios in the OppenheimerFunds complex.

Mr. Reinganum has been a manager of the Fund's portfolio since October 2003 and has been a Vice President of the Manager since September 2002. He is also
Director of Quantitative Research and Portfolio Strategist for Equities. Mr.
Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at
Southern Methodist University from 1995 until September 2002. At Southern
Methodist University, he also served as the Director of the Finance
Institute, Chairman of the Finance Department, President of the Faculty at
the Cox School of Business and member of the Board of Trustee Investment
Committee. Mr. Reinganum is an officer of other portfolios in the
OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

      |X| Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") not including the Fund, 31 present and former Directors or
Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual
previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act
of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to
Fund shareholders under the Investment Company Act and at common law.
The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

Investing in the Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are only eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's brokerage or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
   The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.

o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the
      Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus"
      or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring  the  Policies.  The  Transfer  Agent  might  not be able to detect
excessive  short  term  trading  activity   facilitated  by,  or  in  accounts
maintained  in,  the  omnibus  or  street  name  accounts  of a  participating insurance company.  The Fund has asked its participating  insurance  companies for their  cooperation  in trying to  prevent  excessive  short  term  trading
activity  in  their  separate   accounts  by  investors  and  their  financial
advisors.  While the Fund  recognizes  that some contract owners may engage in periodic  asset  allocation  and  re-balancing  of fund  investments  in their accounts,  making  an  "exchange"  out of the Fund  within  30 days of  buying shares (by the sale of the recently  purchased  Fund's shares and the purchase of shares of another  fund),  or making more than four "round trip  exchanges"
between  funds  in a year,  may be  considered  excessive  short-term  trading activity.  Separate  accounts  under common  ownership or control are combined for calculating these limits.

    Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

    There can be no assurance that the Fund, the Transfer Agent or the Fund's participating insurance companies will be successful in curbing abusive short-term exchanges.

------------------------------------------------------------------------------

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value.  The net asset value per share is determined as of the close of the Exchange on each day that the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors/Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee.  Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund.
Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day)
or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract or policy owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company, generally by
9:30 a.m. on the next regular business day at the offices of its Transfer
Agent in Colorado.

     |X| Classes of Shares.  The Fund offers two different classes of shares.  The class of shares designated as Service shares are subject to a distribution and service plan.  The impact of the expenses of that plan on
Service shares is described below.  The class of shares that are not subject to a plan has no class name designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services  personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company
(as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. the next regular business day, at the office of its Transfer Agent in Denver,
Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions).  This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio.  If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.  Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses.  The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.  Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINIANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2004             2003          2002            2001            2000
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.20     $      15.32     $   18.99     $     21.26     $     24.63
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .27 1            .18           .16             .13             .10
Net realized and unrealized gain (loss)                  1.53             3.86         (3.70)          (2.29)          (2.14)
                                                  ----------------------------------------------------------------------------
Total from investment operations                         1.80             4.04         (3.54)          (2.16)          (2.04)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.16)            (.16)         (.13)           (.11)           (.09)
Distributions from net realized gain                       --               --            --              --           (1.24)
                                                  ----------------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                             (.16)            (.16)         (.13)           (.11)          (1.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     20.84     $      19.20     $   15.32     $     18.99     $     21.26
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       9.46%           26.72%       (18.80)%        (10.16)%         (8.78)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,238,948     $  1,214,960     $ 890,740     $ 1,074,945     $ 1,009,823
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,216,081     $  1,003,396     $ 999,275     $ 1,028,913     $   809,662
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.39%            1.10%         0.94%           0.73%           0.69%
Total expenses                                           0.67% 4          0.70% 4       0.69% 4         0.73% 4         0.73%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    82%             85%            98%             69%            63%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

FINIANCIAL HIGHLIGHTS  continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004          2003         2002         2001         2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   19.10     $   15.26     $  18.95     $  21.24     $  24.04
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .25 2         .14          .13          .14          .02
Net realized and unrealized gain (loss)                1.49          3.85        (3.70)       (2.32)       (2.82)
                                                  ----------------------------------------------------------------
Total investment operations                            1.74          3.99        (3.57)       (2.18)       (2.80)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.14)         (.15)        (.12)        (.11)          --
Distributions from net realized gain                     --            --           --           --           --
                                                  ----------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                           (.14)         (.15)        (.12)        (.11)          --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   20.70     $   19.10     $  15.26     $  18.95     $  21.24
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     9.15%        26.44%      (18.99)%     (10.27)%     (11.61)%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 372,845     $ 166,717     $ 51,929     $ 21,545     $  1,698
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 262,660     $  98,210     $ 34,604     $ 10,306     $    543
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                  1.30%         0.83%        0.87%        0.66%        0.50%
Total expenses                                         0.92% 5       0.96% 5      0.84% 5      0.88% 5      0.88%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  82%           85%          98%          69%          63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Fund(R)/VA

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.
The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

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By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871

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By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270

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On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

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Information about the Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Fund's SEC File No. 811-4108
PR0650.001.0405
Printed on recycled paper.

                          Appendix to Prospectus of
                     Oppenheimer Main Street Fund(R)/ VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Main
Street Fund(R)/VA (the "Fund") under the heading "Annual Total Return (as of December 31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in non-service shares of the Fund for each of the nine most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                               Annual Total Returns
-----                               --------------------

12/31/96                                  32.51%
12/31/97                                  32.48%
12/31/98                                   4.70%
12/31/99                                  21.71%
12/31/00                                  -8.78%
12/31/01                                  -10.16%
12/31/02                                  -18.80%
12/31/03                                   26.72%
12/31/04                                   9.46%

Oppenheimer
Main Street Small Cap Fund(R)/VA
A series of Oppenheimer Variable
Account Funds

Prospectus dated April 29, 2005

                                         Oppenheimer Main Street Small Cap
                                         Fund(R)/VA is a mutual fund that seeks
                                         capital appreciation. The Fund invests
                                         mainly in common stocks of "small-cap"
                                         companies.

                                               Shares of the Fund are sold only
                                         as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.

                                                This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
As with all mutual funds, the            prospectus) carefully before you
Securities                               invest and keep them for future
and Exchange Commission has not          reference about your account.
approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete.
It is a criminal offense to represent
otherwise.
                                                (OppenheimerFunds logo)

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does The Fund Mainly Invest In?  The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that the Fund's investment Manager, OppenheimerFunds, Inc., believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.
These may include common stocks and other equity securities of "growth"
and/or "value" companies. A "value" investment style attempts to find companies whose securities are believed to be undervalued in the marketplace.
A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles.

      The Fund currently considers an issuer having a market capitalization of up to $3 billion to be a "small-cap" issuer. The Fund measures an issuer's market capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $3 billion. Over time, the Fund may change the range of assets it uses to define
"small-cap" issuers, as market conditions change. The Fund's investment program is more fully explained in "About the Fund's Investments," below.

---------------------------------------------------------------------
      What is "Market Capitalization"?
---------------------------------------------------------------------
---------------------------------------------------------------------

      In general, a company's market capitalization is the total market value of the company's issued and outstanding common stock.

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How Do The Portfolio Managers Decide What Securities To Buy Or Sell?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.
While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

o     Multi-factor quantitative models: These include a group of "top-down"
      models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
o     Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
o     Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and quantitative factors described above.

      In seeking broad diversification of the Fund's portfolio, the portfolio managers currently search primarily for the following characteristics
(although these may vary over time and in different cases):
o     Companies with a small market capitalization, primarily up to $3 billion.

o     Companies with attractive financial characteristics under the quantitative models.

o     Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

      The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research.  If a particular stock exhibits the following factors, among others, they will consider selling the stock:
o     deterioration in a company's expected earnings or cash flow;
o     change in valuation as determined by multiple variables including:
      earnings, cash flow and book value; or
o     analysis of a company's balance sheet suggests less attractive earnings potential.

      In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, they may decide to sell the stock.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from investments in small-cap stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on small-cap stocks. Since the Fund does not invest for income and the income from its investments will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk. The Fund's investments, in particular, are subject to changes in their value from a number of factors described below.  Investments in stocks can be volatile and are subject to changes in general stock market movements (this is referred to as "market risk"). There is also the risk that poor security selection by the Manager may cause the Fund to underperform other funds having a similar objective.
The Fund may also be subject to the risk that economic or other events can have a negative effect on particular industries that might have a relatively greater weighting in the Fund's portfolio (this is referred to as "industry risk") There is also the risk of negative change in value of a particular stock because of an event affecting a particular issuer.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for small-cap companies. The Fund can also buy foreign securities that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry.

      However, changes in the overall market prices of securities can occur at any time. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.
The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

      |X| Risks Of Investing In Stocks.  Because the Fund invests primarily in common stocks of small-cap companies, the value of the Fund's portfolio will be affected by changes in the stock market and the special economic and other factors that might primarily affect the prices of small cap stocks. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Securities in the Fund's portfolio may not increase as much as the market as a whole. Some small cap securities may be inactively traded, and therefore, may not be readily bought or sold.  Although profits in some Fund holdings may be realized quickly, investors should not expect the Fund's investments to appreciate rapidly.  Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      |X| Industry, Sector and Investment Style Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector, and in the growth or value investment styles. The prices of stocks of issuers in a particular industry, sector or investment style may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector or style more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, sector or investment style, its share values may fluctuate in response to events affecting that industry, sector or investment style.  To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its assets in investments in any one industry.

      The growth and value investment styles each have their own investment risks, and either may be out of favor at any point in time.  Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected the stock price of a growth company may decline sharply.  If value stocks prove not to be undervalued, the stock price may not appreciate and may even decline.

      |X| Special Risks of Small-Cap Stocks. The Fund focuses its investments on securities of companies having a small market capitalization, which can include both established and newer companies. While newer emerging growth companies might offer greater opportunities for capital appreciation than more established companies, they involve substantially greater risks of loss and price fluctuations than more-established issuers.

      Small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

To the extent that a fund invests significantly in small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

      |X| How Risky is the Fund Overall? The risks described above
collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks.
These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

In the short term, the market for small-cap stocks can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund generally does not use income-producing investments to help cushion the
Fund's total return from changes in stock prices. The Fund is a very aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. It generally may be less volatile than funds focusing on emerging markets but its share price is likely to fluctuate more than the price of shares of Funds emphasizing large-cap stocks. The Fund is not a complete investment program.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last six calendar years and by showing how the average annual total returns of the Fund's shares for 1 and 5 years, or the life of a class, compare to those of a small-capitalization sector index.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See  appendix  to  prospectus  for data in bar  chart  showing  annual  total returns]

Charges  imposed  by the  separate  accounts  that  invest in the Fund are not included in the  calculations  of return in this bar chart.  If those  charges were included, the returns would be less than those shown.

During the period shown in the bar chart,  the highest return (not annualized)
for a calendar  quarter  was 49.05%  (4th  Q'99) and the  lowest  return  (not annualized) for a calendar quarter was -18.40% (1st Q'01)

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Average Annual Total
Returns for the periods       1 Year             5 Years            10 Years
ended December 31, 2004                     (or  life of class  (or  life of class
                                           if less)            if less)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Oppenheimer Main Street       19.42%              3.40%              7.93%1
Small Cap Fund(R)/VA
Non-Service Shares

(inception 5/1/98)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Russell 2000(R)Index           18.33%             6.61%2              5.95%3

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Oppenheimer  Main Street
Small    Cap    Fund(R)/VA

Service Shares                19.18%             12.55%4               N/A
(inception 7/16/01)

-----------------------------------------------------------------------------------

1.  Since inception (5/1/98).
2.  Since 7/31/01.
3.  Since 4/30/98.
4.  Since inception (7/16/01).

The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in small-cap stocks, the Fund's performance is compared to the Russell 2000 Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market.
However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of fees, expenses, or transaction costs. Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.75%                   0.75%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution     and     Service           None                   0.25%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.08%                   0.06%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.83%                   1.06%

--------------------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes. That undertaking may be amended or withdrawn at any time. For the
Fund's fiscal year ended December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Your actual costs may be higher or lower, because expenses will vary over time.  Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
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Non-Service Shares             $85         $266        $462        $1,030

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Service Shares                 $209        $339        $588        $1,301

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About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The allocation of the
Fund's portfolio among the different types of permitted investments will vary over time based on the Manager's evaluation of economic and market trends.
The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Small-Cap Stocks. The Fund invests mainly in a diversified portfolio of common stocks of small-cap companies to seek capital appreciation. Small-cap growth companies could include, for example, companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. They may provide new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Small-cap value companies meet valuation parameters (such as the P/E ratio) that may indicate that they are less expensive than other small-cap companies.

      The Manager currently defines small-capitalization issuers as those issuers having a market capitalization of up to $3 billion.  However, this definition of a "small-cap" issuer is subject to change.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      |X| Investing in Small, Unseasoned Companies.  The Fund can invest in unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Because these companies have a limited operating history and may be more dependent on the efforts of individual managers, their securities may have limited liquidity and their prices may be very volatile. The Fund currently does not intend to invest more than 20% of its net assets in these securities.

      Newer companies typically retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time after the Fund buys their stock. However, the Fund does not have current income as a goal.

      |X| Portfolio Turnover. The Fund may engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can The Fund's Investment Objective And Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Shareholders will receive 60 days advance notice of any change in the 80% requirement described above under "What Does The Fund
Mainly Invest in?"  Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares.
The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of
Additional Information. An investment policy is not fundamental unless this
Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Other Equity Securities. While the Fund emphasizes investments in common stocks, it may also buy preferred stocks and securities convertible into common stock. While some convertible securities are debt securities, the
Manager considers some of them to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible securities are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and
"interest rate risk" (the risk that the prices of the securities will be affected inversely by changes prevailing interest rates). If the Fund buys convertible securities (or other debt securities) it will focus primarily on investment-grade securities, which pose less credit risk than lower-grade debt securities.

Other Investments. The Fund's investments are not limited only to small-cap issuers.  Under normal market conditions, up to 20% of the assets of the Fund can be invested in securities of mid and large capitalization companies, if the Manager believes they offer opportunities for growth.

Special Risks of Initial Public Offerings (IPOs).  The Fund has no limit on the amount of its assets that can be invested in IPOs.  By definition, securities issued in IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading.  The market for those securities may be unseasoned.  The issuer may have a limited operating history.  These factors may contribute to price volatility.  The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them.  Many
      IPOs are by small-or micro-cap companies that are undercapitalized.

      |X| Foreign Securities.  The Fund can invest in foreign securities, although most of the small cap stocks the Fund holds are issued by domestic companies. The Fund currently emphasizes investments in U.S. companies and does not expect its investments in foreign securities to exceed 25% of its net assets.

      While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the
U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject
to.

      The value of foreign investments may be affected by exchange control regulations, currency devaluations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value may help deter those activities.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%.
Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the
Fund might use may be considered "derivative" investments. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

      |X| Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments."  The Fund does not currently use hedging extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      Options trading involves the payment of premiums and has special tax effects on the Fund.  If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profits if the investment has increased in value above the call price.  There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies.  Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Fund within 60 days after the close of  the period for which such report is being made. The Fund also makes disclosures of its portfolio securities holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the
SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager.  The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an Investment
Advisory Agreement that states the Manager's responsibilities.  The Agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts.  The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

      |X|  Advisory Fees.  Under the Investment Advisory Agreement, the Fund
pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69%
of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.75% of the Fund's average annual net assets for each class of shares.

      |X| Portfolio Managers.  The Fund's portfolio is managed by Nikolaos D.
Monoyios and Mark Zavanelli who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Monoyios is a Certified Financial
Analyst. Mr. Monoyios has been a manager of the Fund's portfolio since
October 2003 and has been a Senior Vice President of the Manager since
October 2003. He was a Vice President of the Manager from April 1998 through
September 2003 and is an officer of other portfolios in the OppenheimerFunds complex.

Mr. Zavanelli is a Chartered Financial Analyst and has been a Vice President of the Manager since November 2000. He is also an officer of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager in May 1998,
Mr. Zavanelli was President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

      |X| Possible Conflicts of Interest.  The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the
Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") not including the Fund, 31 present and former Directors or
Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual
previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act
of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to
Fund shareholders under the Investment Company Act and at common law.
The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law suits to be without merit, and intend to defend the suits vigorously.  The
Manager  and the  Distributor  do not  believe  that the  pending  actions are likely to have a material  adverse  effect on the Fund or on their  ability to perform their respective  investment advisory or distribution  agreements with the Fund.

Investing in the Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are only eligible to purchase Service shares of the Fund.  The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's brokerage or administrative expenses might be increased.

Limits on Disruptive Activity.  Therefore, the Manager and the Fund's Board
of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
   The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.

o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the  accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the
      Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

   Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore,  each  participating  insurance  company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value.  The net asset value per share is determined as of the close of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading (referred to in this Prospectus as a "regular business day").  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days.  All references to time in this Prospectus mean
"Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee.  Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund.
Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day)
or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.  The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in Colorado.

      |X| Classes of Shares. The Fund has four classes of shares authorized.
The Fund only offers two different classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class name designation. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

Distribution and Service Plan for Service Shares.      The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than 7 days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis.  Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years for its non-service shares and since inception for its service shares. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,           2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  13.44   $   9.31   $  11.05   $  11.09   $  14.07
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .01 1     (.03)      (.01)        -- 2     (.03)
Net realized and unrealized gain (loss)                 2.60       4.16      (1.73)      (.04)     (2.35)
                                                    ------------------------------------------------------
Total from investment operations                        2.61       4.13      (1.74)      (.04)     (2.38)
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      --         --         --         --       (.60)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  16.05   $  13.44   $   9.31   $  11.05   $  11.09
                                                    ======================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     19.42%     44.36%    (15.75)%    (0.36)%   (18.34)%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 38,636   $ 27,551   $ 19,577   $ 18,514   $ 14,599
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 30,871   $ 20,271   $ 20,505   $ 15,307   $ 12,576
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            0.06%     (0.30)%    (0.09)%    (0.01)%    (0.29)%
Total expenses                                          0.83%      1.01%      1.00%      1.05%      1.37%
Expenses after payments and waivers and reduction
to custodian expenses                                    N/A 5      N/A 5      N/A 5      N/A 5     1.35%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  147%       130%       121%       213%       162%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                                        2004         2003         2002     2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $   13.40     $   9.29     $  11.05    $ 10.61
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                   (.02) 2      (.02)        (.01)        -- 3
Net realized and unrealized gain (loss)                                        2.59         4.13        (1.75)       .44
                                                                          ------------------------------------------------
Total from investment operations                                               2.57         4.11        (1.76)       .44
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                             --           --           --         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   15.97     $  13.40     $   9.29    $ 11.05
                                                                          ================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                                            19.18%       44.24%      (15.93)%     4.15%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $ 173,612     $ 62,660     $  6,111    $   108
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $ 112,279     $ 25,018     $  2,228    $    26
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment loss                                                           (0.14)%      (0.43)%      (0.26)%    (0.34)%
Total expenses                                                                 1.06%        1.23%        1.21%      1.19%
Expenses after payments and waivers and reduction to custodian expenses         N/A 6        N/A 6       1.19%       N/A 6
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         147%         130%         121%       213%

1. For the period from July 16, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

Information and Services
For More Information on Oppenheimer Main Street Small Cap Fund(R)/VA
The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.
The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

---------------------------------------------------------------------------

---------------------------------------------------------------------------
------------------------------------------------------------------------------

By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871

------------------------------------------------------------------------------
------------------------------------------------------------------------------

By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270

------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

------------------------------------------------------------------------------
Information about the Fund, including the Statement of Additional
Information, can be reviewed and copies at the SEC's Public Reference
Room in Washington, D.C.  Information on the operation of the Public
Reference Library may be obtained by calling the SEC at 202.942.8090.
Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the
SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108
PR0297.001.0405
Printed on recycled paper.

                         Appendix to Prospectus of
                Oppenheimer Main Street Small Cap Fund(R)/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Main
Street Small Cap Fund(R)/VA (the "Fund") under the heading "Annual Total
Return (as of December 31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in non-service shares of the Fund for each of the six most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                               Annual Total Return
-----                               -------------------

12/31/99                                  46.56%
12/31/00                                  -18.34%
12/31/01                                  -0.36%
12/31/02                                  -15.75%
12/31/03                                  44.36%
12/31/04                                  19.42%

Oppenheimer Money Fund/VA
(a series of Oppenheimer Variable Account Funds)

Prospectus dated April 29, 2005                Oppenheimer Money Fund/VA is a
                                         money market mutual fund. Its goal is
                                         to seek the maximum current income
                                         from investments in money market
                                         securities that is consistent with low
                                         risk and maintenance of liquidity.

                                               Shares of the Fund are sold only
                                         as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product.

                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
As with all mutual funds, the            reference about your account.
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

Oppenheimer
Money Fund/VA
A series of Oppenheimer Variable Account Funds

                                                  (OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

What Does the Fund Mainly Invest In? The Fund invests in a variety of high-quality money market securities to seek current income. Money market securities are short-term debt instruments issued by the U.S. government, domestic and foreign corporations or financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

      "High quality" instruments must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, a security must be determined by the
Fund's investment Manager, OppenheimerFunds, Inc., to be of comparable quality to securities rated in the two highest credit-quality categories.

Who is the Fund Designed For? The Fund's shares are available only as an underlying investment option for certain variable annuities, variable life insurance policies and insurance company separate accounts. The Fund is an option under those insurance products for investors who want to earn income at current money market rates while preserving the value of their investment.
The Fund seeks to keep its share price stable at $1.00. Income on short-term securities tends to be lower than income on longer-term debt securities, so that the Fund's yield will likely be lower than the yield on longer-term fixed income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Fund's investments must meet strict standards set by its
Board of Trustees following special rules for money market funds under federal law. Those rules require the Fund to maintain --
o     high credit quality in its portfolio,
o     a short average  portfolio  maturity to reduce the effects of changes in interest rates on the value of the Fund's securities and
o     diversification  of the Fund's  investments  among issuers to reduce the effects  of a default  by any one  issuer on the value of the  Fund's shares.

      Even so, there are risks that any of the Fund's holdings could have its credit rating downgraded, or that the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share price) to fall. If insurance products holding Fund shares redeem them at a rate greater than anticipated by the Manager, the Fund might have to sell portfolio securities prior to their maturity at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.
Income on short-term securities tends to be lower than income on longer-term debt securities so the Fund's yield will likely be lower than the yield on longer-term fixed income funds. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection by the Manager could cause the Fund to underperform other funds that have a similar objective.

      The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. The rate of the
Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Fund will achieve its investment objective.

An Investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance

The bar chart and table below show how the Fund's returns may vary over time, by showing changes in the Fund's performance from year to year for the last
10 calendar years and its average annual total returns for 1, 5 and 10 year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart. If those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 1.59% (2nd Q '00) and the lowest return (not annualized) for a calendar quarter was 0.17% (3rd & 4th Q '03, 2nd Q '04).

-------------------------------------------------------------------------------
Average Annual Total Returns
for the periods ended December      1 Year          5 Years        10 Years
31, 2004
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer Money Fund/VA

(inception 4/3/85)                   0.98%           2.65%          3.94%

-------------------------------------------------------------------------------

The returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the
Fund and assume that all distributions have been reinvested in additional shares. The total returns are not the Fund's current yield. The Fund's current yield more closely reflects the Fund's current earnings. To obtain the Fund's current 7-day yield information, please call the Transfer Agent toll-free at 1.800.225.5677.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2004.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                                           0.45%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                                            0.03%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses                           0.48%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the
Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest your dividends and distributions and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

----------------------------------------------------
    1 Year       3 Years     5 Years     10 Years
----------------------------------------------------
----------------------------------------------------

     $49          $154        $269         $605

----------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies. The Fund invests in short-term money market instruments that must meet quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The allocation of the
Fund's portfolio among the different types of permitted investments will vary over time based on the Manager's evaluation of investment opportunities. The
Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments and by carefully researching investments before the Fund buys them. The rate of the
Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates.

What Types of Money Market Securities does the Fund Invest In? The following is a brief description of the types of money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. All of the Fund's investments must meet special quality requirements under the
Investment Company Act.

|X|   U.S. Government Securities. These are obligations issued or guaranteed by the U.S. government or any of its agencies or federally-chartered corporations, referred to as "instrumentalities." Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Some U.S.
government securities are supported by the right of the issuer to borrow from the U.S. Treasury. Others may be supported only by the credit of the instrumentality. The Fund's investments in U.S. government securities does not mean that its share price or returns are guaranteed or backed by the U.S.
government.

|X|   Bank Obligations. The Fund can invest in time deposits, certificates of deposit and bankers' acceptances. These investments must be:
o     obligations  of a  domestic  bank  having  total  assets  of at least $1 billion, or
o     U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion.

|X|   Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company.

|X|   Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper.

|X|   Other Money Market Obligations. The Fund can invest in money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a domestic bank or by a corporation whose commercial paper may be purchased by the Fund.

      The Fund can buy other money market instruments that the Manager approves under Board approved policies. They must be U.S. dollar-denominated short-term investments that the Manager has determined have minimal credit risks. They also must be of "high quality" as determined by a national rating organization. To a limited extent the Fund may buy an unrated security that the Manager determines to have met those qualifications.

      The Fund can also purchase floating or variable rate demand notes and asset-backed securities. The Fund's investments in them may be subject to restrictions adopted by the Board from time to time. The Fund can invest in bank loan participation agreements, which are described in the Statement of
Additional Information, but has rarely done so.

What Credit Quality and Maturity and Standards Apply to the Fund's
Investments? Money market instruments are subject to credit risk. This is the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Fund may buy only those securities that meet standards set in the Investment Company Act for money market funds. The Fund's Board has adopted procedures to evaluate securities that are being considered for the Fund's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Fund.

      In general, the Fund buys only high-quality investments that the
Manager believes present minimal credit risk at the time of purchase.
"High-quality" investments are:
      o   rated in one of the two highest short-term rating categories of two national rating organizations, or
      o   rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the
          investment), or
      o   unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      All investments the Fund makes must be denominated in U.S. dollars.

      In general, these procedures require that securities be rated in one of the two highest short-term rating categories of two national rating organizations. At least 95% of the Fund's assets must be invested in securities of issuers with the highest credit rating. In some cases, the Fund can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories.

      The procedures also limit the percentage of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S.
government, its agencies and instrumentalities), to spread the Fund's investment risks. A security's maturity must not exceed 397 days. Finally, the Fund must maintain an average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques involve certain risks, although some of them are designed to help reduce overall investment or market risks. The
Statement of Additional Information contains more information about some of these practices.

|X|   Floating Rate/Variable Rate Notes. The Fund can purchase notes that have floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market index for such investments, such as the prime rate of a bank. If the maturity of a note is more than 397 days, the Fund can buy it only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from the date of purchase.

|X|   Obligations of Foreign Banks and Foreign Branches of U.S. Banks. The
Fund can invest in U.S. dollar-denominated securities of foreign banks having total assets at least equal to U.S. $1 billion. It can also buy U.S.
dollar-denominated securities of foreign branches of U.S. banks. These securities have additional investment risks compared to obligations of domestic branches of U.S. banks that have total assets of at least U.S. $1 billion. Risks that may affect the foreign bank's ability to pay its debt include:

            o  political and economic developments in the country in which the bank or branch is located,
            o  imposition of withholding taxes on interest income payable on the securities,
            o  government seizure or nationalization of foreign deposits,
            o  the establishment of exchange control regulations and
            o  the adoption of other governmental restrictions that might limit the repayment of principal and/or payment of interest on those securities.

      Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks, and that are designed to protect depositors and investor, apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks.

|X|   Asset-Backed Securities. The Fund can invest in asset-backed securities. These are fractional interests in pools of consumer loans or other trade receivables, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund.

      These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee (by a bank or broker) or a preference right.
However, the credit enhancement may apply only to a fraction of the security's value. If the issuer of the security has no security interest in the assets that back the pool, there is a risk that the Fund could lose money if the issuer defaults.

|X|   Repurchase Agreements. The Fund can enter into repurchase agreements.
In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. The Fund's repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund might incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of 7 days or less. It cannot invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Fund or additional costs.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.450% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of average annual net assets in excess of $1.5 billion. The Fund's management fee for its fiscal year ended December 31,
2004, was 0.45% of the Fund's average annual net assets.

|X|   Portfolio Managers. The Fund's portfolio is managed by Barry D. Weiss and Carol E. Wolf who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Weiss has been a manager of the
Fund's portfolio since July 2001 and has been a Vice President of the
Manager since July 2001 and of HarbourView Asset Management Corporation
since June 2003. He was Assistant Vice President and Senior Credit Analyst
of the Manager from February 2000 through June 2001 and is an officer of other portfolios in the OppenheimerFunds complex. Prior to joining the
Manager in February 2000, Mr. Weiss was Associate Director, Structured
Finance, at Fitch IBCA Inc. from April 1998 through February 2000.

      Ms. Wolf has been a manager of the Fund's portfolio since July 1998 and has been a Senior Vice President of the Manager since June 2000 and of
HarbourView Asset Management Corporation since June 2003. She was Vice
President of the Manager from June 1990 through June 2000 and is an officer of other portfolios in the OppenheimerFunds complex.

      The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

      Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

            There can be no assurance that the Fund, the Transfer Agent or the Fund's participating insurance companies will be successful in curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.

------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The net asset value normally will remain at $1.00 per share. However, there is no guarantee that the Fund will be able to maintain a net asset value of
$1.00 per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value per shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the
Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets by the number of shares that are outstanding. Under a policy adopted by the Fund's Board of Trustees, the Fund uses the amortized cost method to value its securities to determine the Fund's net asset value.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers only one share class in this Prospectus, which has no class name designation. There are currently no outstanding shares of any other share class of the Fund.

|X|   Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the shares offered in this Prospectus.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends from net investment income each regular business day and to pay those dividends monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the participating insurance company's separate account (unless the participating insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains distributions. Although the Fund does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                      .01 1         .01           .01           .04           .06
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)         (.01)         (.01)         (.04)         (.06)
Dividends from net realized gain                              --            --            -- 2          --            --
                                                       --------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.01)         (.01)         (.01)         (.04)         (.06)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                              0.98%         0.79%         1.47%         3.85%         6.26%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 196,503     $ 237,613     $ 379,969     $ 370,229     $ 215,771
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 218,243     $ 316,096     $ 386,457     $ 288,106     $ 204,586
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.97%         0.80%         1.46%         3.59%         5.98%
Total expenses                                              0.48% 5       0.47% 5       0.47% 5       0.52% 5       0.51% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Money Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108
PR0660.001.0405                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                          Oppenheimer Money Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Money
Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-------------------       --------------------
-----------------------------------------------------
-----------------------------------------------------
        12/31/95                    5.62%
-----------------------------------------------------
-----------------------------------------------------
        12/31/96                    5.13%
-----------------------------------------------------
-----------------------------------------------------
        12/31/97                    5.32%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    5.25%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    4.96%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                    6.26%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    3.85%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                    1.47%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                    0.79%
-----------------------------------------------------
-----------------------------------------------------

       12/31/04                    0.98%

-----------------------------------------------------

Oppenheimer
Strategic Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29, 2005          Oppenheimer Strategic Bond Fund/VA is
                                   a mutual fund that seeks a high level of
                                   current income principally derived from
                                   interest on debt securities. The Fund
                                   invests mainly in three market sectors: debt
                                   securities of foreign governments and
                                   companies, U.S. government securities, and
                                   lower-rated high yield securities of U.S.
                                   and foreign companies.

                                         Shares of the Fund are sold only as
                                   the underlying investment for variable life
                                   insurance policies, variable annuity
                                   contracts and other insurance company
                                   separate accounts. A prospectus for the
                                   insurance product you have selected
                                   accompanies this Prospectus and explains
                                   how to select shares of the Fund as an
                                   investment under that insurance product,
                                   and whether you are only eligible to
                                   purchase Service shares of the Fund.
                                         This Prospectus contains important
                                   information about the Fund's objective, its
                                   investment policies, strategies and risks.
                                   Please read this Prospectus (and your
                                   insurance product prospectus) carefully
                                   before you invest and keep them for future
As with all mutual funds, the      reference about your account.
Securities and Exchange
Commission has not approved or
disapproved the Fund's securities
nor has it determined that this
Prospectus is accurate or
complete. It is a criminal
offense to represent otherwise.

                                                (OppenheimerFunds logo)

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the  Fund's  Investment  Objective?  The  Fund  seeks a high  level of current income principally derived from interest on debt securities.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in debt securities. The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:
o     short,  medium and  long-term  foreign  government  and U.S.  government bonds and notes,
o     collateralized mortgage obligations (CMOs),
o     other mortgage-related securities and asset-backed securities,
o     participation interests in loans,
o     "structured" notes,
o     lower-grade,    high-yield   domestic   and   foreign   corporate   debt
         obligations, and
o     "zero-coupon" or "stripped" securities.

      Under normal market conditions, the Fund invests in each of those three market sectors. However, the Fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's investment Manager, OppenheimerFunds, Inc., believes that in doing so the
Fund can achieve its objective without undue risk. The Fund can invest in securities having short, medium, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

      ------------------------------------
      What Is A "Debt" Security? A debt
      security is essentially a loan by
      the buyer to the issuer of the
      debt security. The issuer promises
      to pay back the principal amount
      of the loan and normally pays
      interest, at a fixed or variable
      rate, on the debt while it is
      outstanding.
      ------------------------------------

      The Fund's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks.
The Fund can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

How Does the Manager Decide What Securities to Buy or Sell? In selecting securities for the Fund, the Fund's portfolio managers analyze the overall investment opportunities and risks in individual national economies. The portfolio managers' overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. The managers may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. The portfolio managers currently focus on the factors below (some of which may vary in particular cases and may change over time), looking for:
      o  Securities offering high current income,
      o  Overall diversification for the portfolio by seeking securities whose markets and prices tend to move in different directions, and
      o  Relative values among the three major market sectors in which the
         Fund invests.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a fund that ordinarily will have substantial investments in both domestic and foreign debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in debt securities, particularly high-yield and foreign securities, which have special risks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Also, the Fund does not seek capital appreciation. The Fund is designed as a long-term investment for investors seeking an investment with an overall sector diversification strategy.
However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments, in particular, are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the
Manager will cause the Fund to underperform other funds having a similar objective.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. The Fund's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments are intended to help reduce the volatility of the Fund's share prices while seeking current income. Also, the
Fund does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

|X|   Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

|X|   Credit Derivatives. The Fund may enter into credit default swaps, both
(i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.
The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the
Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

|_|   Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade to seek high current income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen)
below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

      To the extent that a fund invests significantly in high yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

|X|   Risks of Foreign Investing. The Fund can invest its assets without limit in foreign government and corporate debt securities and can buy securities of governments and companies in both developed markets and emerging markets. The Fund normally invests significant amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value may help deter those activities.

|_|   Special Risks of Emerging and Developing Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

      These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

|X|   Interest Rate Risks. The prices of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in newly issued securities with lower yields will reduce the
Fund's income.

|X|   Prepayment Risk. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity.
The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that the Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the
Fund paid.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause the value of the security to fluctuate more widely in response to changes in interest rates and this could cause the value of the Fund's shares to fall.

|X|   Sector Allocation Risks. The Manager's expectations about the relative performance of the three principal sectors in which the Fund invests may be inaccurate, and the Fund's returns might be less than other funds using similar strategies.

|X|   Risk of Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
Options, futures, forwards, interest rate swaps, structured notes and CMOs are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, the values of debt securities can fluctuate substantially because of interest rate changes. Foreign debt securities, particularly those of issuers in emerging markets, and high yield securities can be volatile, and the price of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high yield market. The Fund's sector and security diversification strategy may help cushion the Fund's shares prices from that volatility, but debt securities are subject to other credit and interest rate risks that can affect their values and the share prices of the Fund. The Fund generally has more risks than bond funds that focus on U.S. government securities and investment-grade bonds but may be less volatile than bond funds that focus solely on investments in a single foreign sector, such as emerging markets.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the performance of the Fund's non-service shares from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares for 1, 5 and 10 years, or for the life of the class, compare to broad-based market indices. The
Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 6.10% (2nd Q '03) and the lowest return (not annualized) for a calendar quarter was -2.14% (3rd Q '98).

-------------------------------------------------------------------------------
Average Annual Total Returns     1 Year       5 Years            10 Years
for the periods ended December              (or life of
31, 2004                                  class, if less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer    Strategic   Bond

Fund/VA                          8.67%         8.21%              8.23%
Non-Service Shares (inception

5/3/93)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond   4.34%         7.71%              7.72%2
Index

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Citigroup World Government       10.35%        8.79%              7.60%2
Bond Index

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Oppenheimer Strategic Bond

Fund/VA                          8.43%         9.01%1              N/A
Service Shares (inception

3/19/01)
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1. Since Class inception (3/19/01)
2. From 4/30/93.

The Fund's  returns in the table  measure the  performance  of a  hypothetical account  without  deducting  charges  imposed by the  separate  accounts  that
invest  in  the  Fund  and  assume  that  all   dividends  and  capital  gains
distributions  have been  reinvested  in additional  shares.  Because the Fund invests in a variety of domestic and foreign  corporate  and  government  debt securities,  the  Fund's  performance  is  compared  to  the  Lehman  Brothers
Aggregate  Bond Index,  an unmanaged  index of U.S.  corporate and  government bonds,  and to the Citigroup  World  Government Bond Index, an unmanaged index of  debt  securities  of  major  foreign  governments.  However,  it  must  be remembered that the index performance  reflects the reinvestment of income but does not consider the effects of fees,  expenses or transaction  costs.  Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2004.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.71%                   0.71%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service                   None                   0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.03%                   0.03%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.74%                   0.99%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated, reinvest you dividends and distributions and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
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Non-Service Shares             $76         $237        $413         $922

------------------------------------------------------------------------------
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Service Shares                 $101        $317        $550        $1,219

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About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among the different types of permitted investments will vary over time based upon the Manager's evaluation of economic and market trends.
At times the Fund might emphasize investments in one or two sectors because of the Manager's evaluation of the opportunities for high current income from debt securities in those sectors relative to other sectors. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Fund can invest in different types of debt securities described below. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be investment grade or below investment grade in credit quality and the Fund can invest without limit in below investment-grade debt securities, commonly called "junk bonds." These typically offer higher yields than investment grade bonds, because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional
Information.

      The Fund can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S.
companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategies. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S.
Treasury securities that have been "stripped" of their coupons by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

|_|   Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|_|   Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. When interest rates rise rapidly, if prepayments occur more slowly than expected, a short or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

|X|   Forward Rolls.  The Fund may enter into "forward roll" (also referred to as "mortgage  dollar  rolls")  transactions  with respect to  mortgage-related securities.  In this type of  transaction,  the Fund sells a  mortgage-related security  to a  buyer  and  simultaneously  agrees  to  repurchase  a  similar security at a later date at a set price.

      During the period  between the sale and the purchase,  the Fund will not be entitled to receive interest and principal  payments on the securities that have been sold.  It is possible  that the market value of the  securities  the
Fund  sells may  decline  below the  price at which the Fund is  obligated  to
repurchase  securities,   or  that  the  counterparty  might  default  in  its
obligation.

|X|   High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called
"junk bonds."

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating
Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered
"investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager assigns a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

|X|   Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above); although in some cases they may be supported by insurance or guarantees.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks.

|X|   Foreign Securities. The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national"
entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

|_|   Investments in Emerging and Developing Markets. The Fund can buy "Brady
Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Shareholders will receive 60 days advance notice of any changes in the 80% requirement (a non-fundamental policy) described above under "What Does The Fund Mainly Invest In?" Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

|X|   Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

|X|   Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
"Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the
U.S. Treasury or companies.

      The values of interest-only and principal only mortgage-related securities are also very sensitive to prepayments of underlying mortgages.
Principal-only securities are also sensitive to prepayment of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased income. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

|X|   "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal payments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
"structured" by the purchaser (the Fund) and the borrower issuing the note.

      The value of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments." The Fund is not required to use other hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to hedge against falling prices of its portfolio securities or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts and currency options can be used to try to manage foreign currency risks on the Fund's foreign investments. The Fund could write covered call options to seek cash for liquidity purposes or to distribute to shareholders.

      Options trading involves the payment of premiums and has special tax effects on the Fund. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

|X|   Loans of Portfolio Securities. The Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement, portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be only in conformity with the Fund's
Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than
7 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

         |X|      Advisory Fees. Under the Investment Advisory Agreement, the
Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year ended December 31, 2004, was 0.71% of the Fund's average annual net assets for each class of shares.

|X|   Portfolio Manager. The Fund's portfolio is managed by Arthur P.
Steinmetz. Mr. Steinmetz has been the person primarily responsible for the day-to-day management of the Fund's portfolio since May 1993. Mr. Steinmetz is Senior Vice President of the Manager since March 1993 and of HarbourView
Asset Management Corporation since March 2000. He is an officer of other portfolios and other accounts in the OppenheimerFunds complex.

      The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

      Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this
Prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund offers only two different classes of shares. The class designated as
Service shares are subject to a Distribution and Service Plan. The impact of the expenses of the Plan on Service shares is described below. The class of shares that are not subject to a Plan has no class "name" designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.
Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio. If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions form those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2004              2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $        5.05     $        4.57     $      4.62     $      4.69     $      4.97
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .22 1             .22             .29             .41             .41
Net realized and unrealized gain (loss)                     .20               .56             .03            (.19)           (.28)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                            .42               .78             .32             .22             .13
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.26)             (.30)           (.37)           (.29)           (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $        5.21     $        5.05     $      4.57     $      4.62     $      4.69
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         8.67%            18.07%           7.44%           4.85%           2.63%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $     614,915     $     571,445     $   406,126     $   351,686     $   304,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     584,878     $     472,213     $   374,519     $   330,711     $   289,923
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      4.50%             5.61%           6.89%           8.78%           9.23%
Total expenses                                             0.74%             0.75%           0.79%           0.79%           0.79%
Expenses after payments and waivers and
reduction to custodian expenses                             N/A 4             N/A 4          0.78%            N/A 4           N/A 4
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      88% 5            117%             65%            104%            104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2004           2003          2002        2001 1
---------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.13     $     4.67     $    4.73     $  4.64
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .19 2          .27           .03         .15
Net realized and unrealized gain (loss)                    .22            .49           .28        (.06)
                                                  -------------------------------------------------------
Total from investment operations                           .41            .76           .31         .09
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.25)          (.30)         (.37)         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.29     $     5.13     $    4.67     $  4.73
                                                  =======================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        8.43%         17.16%         7.03%       1.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    242,705     $   79,782     $   8,138     $     4
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    150,040     $   34,744     $   2,307     $     2
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     3.82%          4.57%         5.40%       8.17%
Total expenses                                            0.99%          1.02%         1.06%       0.92%
Expenses after payments and waivers and
reduction to custodian expenses                            N/A 5          N/A 5        1.03%        N/A 5
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     88% 6         117%           65%        104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of
$959,649,113 and $973,488,511, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Bond Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------

On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108
PR0265.001.0405                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                      Oppenheimer Strategic Bond Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Strategic
Bond Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-------------------       --------------------
-----------------------------------------------------
-----------------------------------------------------
        12/31/95                   15.33%
-----------------------------------------------------
-----------------------------------------------------
        12/31/96                   12.07%
-----------------------------------------------------
-----------------------------------------------------
        12/31/97                    8.71%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    2.90%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    2.83%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                    2.63%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    4.85%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                    7.44%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                   18.07%
-----------------------------------------------------
-----------------------------------------------------

       12/31/04                    8.67%

-----------------------------------------------------

Oppenheimer
Value Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 29, 2005

                                         Oppenheimer Value Fund/VA is a mutual
                                         fund. It seeks long-term growth of
                                         capital by investing primarily in
                                         common stocks with low price-earnings
                                         ratios and better-than-anticipated
                                         earnings.  Realization of current
                                         income is a secondary consideration.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
                                         reference about your account.

As with all mutual funds, the
Securities
and Exchange Commission has not
approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete.

It is a criminal offense to represent
otherwise.
                                                (OppenheimerFunds logo)

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

What Does the Fund Mainly Invest In? The Fund invests  mainly in common stocks
of  different   capitalization   ranges,   and  currently   emphasizes   large
capitalization stocks. The Fund also can buy other investments, including:
o     Preferred stocks, rights and warrants and convertible securities, and
o     Securities of U.S. and foreign companies, although there are limits on the Fund's investments in foreign securities.

How Does the  Portfolio  Manager  Decide What  Securities  to Buy or Sell?  In
selecting  securities for purchase or sale by the Fund,  the Fund's  portfolio manager  selects  securities  one at a  time.  This is  called  a  "bottom  up
approach."  The  portfolio   manager  uses  fundamental   analysis  to  select
securities for the Fund that he believes are  undervalued.  While this process and the  inter-relationship  of the factors  used may change over time and its implementation  may vary in particular  cases, the portfolio manager currently considers the following factors when assessing a company's business prospects:
o     Future supply/demand conditions for its key products,
o     Product cycles,
o     Quality of management,
o     Competitive position in the market place,
o     Reinvestment plans for cash generated, and
o     Better-than-expected earnings reports.

      Not all factors are relevant for every individual security.

The  portfolio  manager  may  consider  selling a stock for one or more of the following reasons:
o     The stock price reached its target,
o     The company's fundamentals appear to be deteriorating, or
o     Better stock selections are believed to have been identified.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Because the Fund currently focuses its investments in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the
Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk.  The Fund's investments are subject to changes in their value from a number of factors described below.  There is also the risk that poor security selection by the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), will cause the Fund to underperform other funds having similar objectives.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.  Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other. In particular, because the Fund currently emphasizes investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S.
stock markets.

      Additionally,  stocks  of  issuers  in  a  particular  industry  may  be affected by changes in economic  conditions  that  affect that  industry  more than others,  or by changes in government  regulations,  availability of basic resources or supplies,  or other events affecting that industry. At times, the
Fund may  increase the relative  emphasis of its  investments  in a particular industry.  To the  extent  that  the  Fund  is  emphasizing  investments  in a particular  industry,  its share  values may  fluctuate  in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund emphasizes securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

|X|   Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what their real worth or prospects are believed to be. The Fund hopes that it will realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

|X|   Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the
U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transaction, changes in governmental economic or monetary policy in the U.S. or aboard, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange (the "Exchange") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      The Fund focuses its investments on stocks for long-term growth. Stock markets can be volatile, and the prices of the Fund's shares will go up and down. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the
OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but more aggressive than funds that invest in stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance for the last two calendar years and by showing how the Fund's average annual total returns for the past two calendar years compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 11.96% (4th Q'04) and the lowest return (not annualized) for a calendar quarter was -0.39% (2nd Q'04).

---------------------------------------------------------------------------------
Average Annual Total
Returns for the periods         1 Year            5 Years          10 Years
ended                         (or life of       (or life of       (or life of
--------------------------  class if less)    class if less)    class if less)
December 31, 2004
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Oppenheimer Value Fund/VA       14.50%            21.57%              N/A
Shares (inception 1/1/03)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Russell 1000 Value Index        16.49%            23.08%              N/A

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings, the Fund's performance is compared to the
Russell 1000 Value Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market.
However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of fees, expenses, or transaction costs. Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.  The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2004.

Shareholder Fees.  The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in either of the tables below.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------

Management Fees                           0.75%

--------------------------------------------------------------------------------
----------------------------------------------------------

Distribution     and     Service           N/A
(12b-1) Fees

----------------------------------------------------------
----------------------------------------------------------

Other Expenses                            1.07%

----------------------------------------------------------
----------------------------------------------------------

Total Annual Operating Expenses           1.82%

----------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.
The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended
December 31, 2004, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The  example  assumes  that you  invest  $10,000 in shares of the Fund for the time periods  indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Your  actual costs may be higher or lower,  because  expenses will vary over time. Based on these  assumptions  your  expenses  would be as  follows,  whether  or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------

          1 Year             3 Years      5 Years    10 Years

------------------------------------------------------------------------------
----------------------------------------------------

     $187         $578        $994        $2,156

----------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies.  The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends by the Manager.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques.
The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      However, changes in the overall market prices of securities and any income they may pay can occur at any time. The price and yield of the Fund's shares will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   Stock   Investments.   The  Fund  invests  primarily  in  a  diversified
portfolio of common  stocks of issuers  that may be of small,  medium or large capitalization,  to seek capital  growth.  The Fund can invest in other equity securities,  including preferred stocks,  rights and warrants,  and securities convertible into common stock. The Fund can buy securities  issued by domestic or foreign companies.  However, the Fund currently  emphasizes  investments in large capitalization stocks of U.S. issuers.

      The   Fund's   equity    investments   may   be    exchange-traded    or
over-the-counter   securities.   Over-the-counter  securities  may  have  less
liquidity than exchange-traded securities.

      While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of their conversion feature. In these cases, their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed below.

      The Fund can buy convertible securities rated as low as "B" by Moody's
Investor Services, Inc. or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager).
Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities. These investments are subject to the Fund's policy of not investing more than 10%
of its net assets in debt securities.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Cash and Cash Equivalents. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term
U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

|X|   Debt Securities.  Under normal market conditions, the Fund can invest in debt  securities,  such  as  securities  issued  or  guaranteed  by  the  U.S.
government  or  its  agencies  and   instrumentalities,   foreign   government
securities, and foreign and domestic corporate bonds and debentures.  Normally these  investments  are limited to not more than 10% of the Fund's net assets, including convertible debt securities.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's debt investments may be "investment grade"
(that is, rated in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities rated as low as "B," as described above.

|X|   Credit Risk.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities are subject to risks of default. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.

|X|   Interest Rate Risk. The values of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

|X|   Foreign Securities. The Fund can invest up to 25% of its total assets in securities or governments in any country, developed or underdeveloped.
These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.

|X|   Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities and "stripped" securities are examples of derivatives the Fund can use. Currently the Fund does not use derivative investments to a significant degree.
|X|   There Are Special Risks In Using Derivative Investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the
Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Some derivative investments held by the Fund may be illiquid. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.
|X|   Hedging. The Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts.  These are all referred to as "hedging instruments."  The Fund does not use hedging instruments for speculative purposes. The Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

      The Fund can buy and sell options, swaps, futures and forward contracts for a number of purposes. Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. The Fund may also try to manage its exposure to changing interest rates.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge fails and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities but is not required to sell them due to decline in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies.  Generally, they would be short-term
U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

|X|   Portfolio Turnover. The Fund can engage in active trading to try to achieve its objective. It might have a turnover rate in excess of 100%
annually. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also makes disclosures of its portfolio securities holdings in its
Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These additional quarterly filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of the Fund's fiscal quarter.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $170 billion in assets as of March 31, 2005, including other Oppenheimer funds with more than 7 million shareholder accounts.  The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69%
of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2004, was 0.75% of the fund's average annual net assets.

|X|   Portfolio Manager. The Fund's portfolio is managed by Christopher
Leavy. Mr. Leavy is a Vice President of the Fund and has been the person primarily responsible for the day-to-day management of the Fund's portfolio since December 2002. He has been a Senior Vice President of the Manager since
September 2002. Mr. Leavy is also an officer and portfolio manager of other funds in the OppenheimerFunds complex. Prior to joining the Manager in
September 2002, he was a portfolio manager of Morgan Stanley Dean Witter
Investment Management from 1997 to 2000. The Statement of Additional
Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and
Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the
"funds") not including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New
York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of
1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

INVESTING IN THE FUND

How to Buy and Sell Shares

Currently, the Fund offers only non-service shares.

How Are Shares Purchased?  Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet redemption requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. Therefore, the Manager and the Fund's Board of
Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while balancing the needs of investors. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
      The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive.
o     The Transfer Agent will attempt to monitor overall purchase and redemption activity in the accounts of participating insurance companies to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the
         participating insurance companies or other registered owners will be asked to review account activity in their respective accounts, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.
         However, the Transfer Agent's ability to monitor and deter excessive short-term trading in "omnibus" or "street name" accounts ultimately depends on the capability and cooperation of the participating insurance companies controlling their respective accounts.

Monitoring the Policies. The Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a participating insurance company. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by investors and their financial advisors. While the Fund recognizes that some contract owners may engage in periodic asset allocation and re-balancing of fund investments in their accounts, making an "exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another fund), or making more than four "round trip exchanges"
between funds in a year, may be considered excessive short-term trading activity. Separate accounts under common ownership or control are combined for calculating these limits.

      Furthermore, each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no  assurance  that the  Fund,  the  Transfer  Agent or the
Fund's  participating  insurance  companies  will  be  successful  in  curbing abusive short-term exchanges.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

|X|   At What Price Are Shares Sold?  Shares are sold to participating insurance companies at their offering price, which is the net asset value per share. The Fund does not impose any sales charge on purchases of its shares.
If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value as of the close of the Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at
4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share on a "regular business day" is determined by dividing the value of the Fund's net assets by the number of shares outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for its portfolio securities, although it may not always be able to do so.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The class of shares offered by this Prospectus has no class name designation.
There are currently no outstanding shares of any other share class of the
Fund.

Distribution and Service Plan. The Fund has not adopted a Distribution and
Service Plan for the shares offered in this Prospectus.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day, at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the Exchange (usually 4:00 p.m. EST) The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order).  Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends from net investment income, if any, on an annual basis. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares.  You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                                         2004             2003 1
--------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        12.90     $        10.00
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                        (.01) 2             .03
Net realized and unrealized gain                                                    1.82               2.87
                                                                          ------------------------------------
Total from investment operations                                                    1.81               2.90
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                (.03)                --
Distributions from net realized gain                                               (2.42)                --
                                                                          ------------------------------------
Total dividends and/or distributions
to shareholders                                                                    (2.45)                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $        12.26     $        12.90
                                                                          ====================================

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                 14.50%             29.00%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $        2,815     $        3,871
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $        3,370     $        3,205
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                       (0.08)%             0.27%
Total expenses                                                                      1.82% 5            1.39% 5
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              100%               120%

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Value Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION.  This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information about the Fund's investments and performance will be available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy:

By Telephone
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

Information about the Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108                    [logo]
OppenheimerFunds
PR0642.001.0405
Distributor, Inc.
                         Printed on recycled paper

                         Appendix to Prospectus of
                        Oppenheimer Value Fund /VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the Prospectus of Oppenheimer Value
Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the two most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------

Calendar Year Ended       Annual Total Returns
-------------------       --------------------

-----------------------------------------------------
-----------------------------------------------------

        12/31/03                   29.00%

-----------------------------------------------------
-----------------------------------------------------

       12/31/04                    14.50%

-----------------------------------------------------